UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STEVEN MADDEN, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STEVEN MADDEN, LTD.
52-16 BARNETT AVENUE
LONG ISLAND CITY, NY 11104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2009

To the Stockholders of Steven Madden, Ltd.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held on May 22, 2009, at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

1.

To elect six directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal from office;

2.

To approve the amendment and restatement of the Company’s 2006 Stock Incentive Plan to increase by 2,514,000 the number of shares available under the plan, approve the plan’s performance goals and make other amendments, as described in the Company’s Proxy Statement;

3.	To ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

          All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on March 23, 2009 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time, at the Company’s principal executive offices at 52-16 Barnett Avenue, Long Island City, NY 11104, by contacting the Secretary of the Company, and will be available at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2009

          Our notice of annual meeting and proxy statement, annual report, electronic proxy card and any other annual meeting materials are available on the Internet at www.proxyvote.com together with any amendments to any of these materials.

BY ORDER OF THE BOARD OF DIRECTORS
April 9, 2009
/s/ Arvind Dharia
Arvind Dharia
Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO VOTE PROCESSING, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NEW YORK 11717. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD.

STEVEN MADDEN, LTD.
52-16 BARNETT AVENUE
LONG ISLAND CITY, NY 11104

PROXY STATEMENT

INTRODUCTION

          This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being furnished to the holders of common stock of Steven Madden, Ltd., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the 2009 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York on Friday, May 22, 2008 at 10:00 a.m., local time, and at any adjournments thereof. These proxy materials are being sent on or about April 9, 2009 to holders of record of common stock, $.0001 par value, of the Company (the “Common Stock”) at the close of business on March 23, 2009 (the “Record Date”). The Company’s Annual Report for the fiscal year ended December 31, 2008 (“2008 Fiscal Year”), including audited financial statements, is being sent to stockholders together with these proxy materials.

          The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect six directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal from office, (ii) to approve the amendment and restatement of the Company’s 2006 Stock Incentive Plan to increase by 2,514,000 the number of shares available under the plan, approve the plan’s performance goals and make other amendments, as described in this Proxy Statement, (iii) to ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of Common Stock of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

          The principal executive offices of the Company are located at 52-16 Barnett Avenue, Long Island City, New York 11104 and its telephone number is (718) 446-1800.

INFORMATION CONCERNING SOLICITATION AND VOTING

          As of the Record Date, there were outstanding 17,938,562 shares of Common Stock (excluding treasury shares) held by approximately 115 holders of record and 33,091 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on each matter presented at the meeting for each share held of record.

          The presence, in person or by proxy, of the holders of a majority of the shares eligible to vote is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons eligible to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

          Abstentions and broker non-votes will have no effect on the election of directors (Proposal One), which is by plurality vote.

          Abstentions will, in effect, be votes against the approval of the amendment and restatement of the Company’s 2006 Stock Incentive Plan (Proposal Two), as this item requires the affirmative vote of a majority of the shares present and entitled to vote on such item. Broker non-votes will not be considered votes cast on Proposal Two, and the shares represented by broker non-votes with respect to this proposal will be considered present but not entitled to vote on this proposal. Broker non-votes will therefore have no effect on the approval of the amendment and restatement of the Company’s 2006 Stock Incentive Plan (Proposal Two).

          Abstentions will, in effect, be votes against the ratification of the selection of the independent registered public accounting firm (Proposal Three), as this item requires the affirmative vote of a majority of the shares present and entitled to vote on such item. Broker non-votes will not be considered votes cast on Proposal Three, and the shares represented by broker non-votes with respect to this proposal will be considered present but not entitled to vote on this proposal. Broker non-votes will therefore have no effect on the ratification of the selection of the independent registered public accounting firm (Proposal Three).

          Brokers who hold shares in street name may vote in their discretion on behalf of beneficial owners from whom they have not received instruction with respect to routine matters. Proposals One and Three should be treated as routine matters. Proposal Two should be treated as a non-routine matter.

          The expense of preparing, printing and mailing this Proxy Statement, the exhibits hereto and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them and will provide reimbursements for the cost of forwarding the material in accordance with customary charges. The Company has entered into an agreement with D.F. King & Co., Inc. to assist in the solicitation of proxies and provide related advice and informational support. The total expense of this engagement, which will be borne by the Company, including customary disbursements, is not expected to exceed $20,000 in the aggregate.

          Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing, or, if the stockholder is a corporation by an officer or attorney thereof duly authorized, and deposited either at the principal executive offices of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof and prior to the vote upon such matters, and upon either of such deposits the proxy shall be revoked. In addition, you can revoke your proxy by completing and submitting a later-dated proxy, by voting again by Internet or telephone, or by attending the annual meeting and voting in person, provided that attendance at the Annual Meeting will not have the effect of revoking your properly executed or authorized proxy unless you deposit a written revocation as described in the preceding sentence before your proxy is voted. If you have instructed a broker to vote your shares and wish to change your vote, you must follow directions received from your broker to change those instructions.

          ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOUNMENTS OR POSTPONEMENTS THEREOF.

None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder’s shares.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

          Under the Amended and Restated By-Laws of the Company (the “By-Laws”), the Board of Directors of the Company is required to be comprised of a minimum of one director. Subject to the foregoing limitation, the number of directors may be fixed from time to time by action of the directors. The Company’s Board of Directors presently consists of six directors whose terms expire at the Annual Meeting.

          The Nominating/Corporate Governance Committee of the Board of Directors and the Board of Directors have nominated and are recommending the election of each of the six nominees set forth below to serve as a director of the Company until the next annual meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal from office. The names and biographical summaries of the six persons who have been nominated by the Nominating/Corporate Governance Committee of the Board of Directors and the Board of Directors to stand for election at the Annual Meeting have been provided below for your information.

BIOGRAPHICAL SUMMARIES OF NOMINEES FOR THE BOARD OF DIRECTORS

          Edward R. Rosenfeld has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since August 8, 2008. Mr. Rosenfeld had served as interim Chief Executive Officer of the Company from March 24, 2008 until August 8, 2008. Mr. Rosenfeld was formerly the Executive Vice President of Strategic Planning and Finance and has been a member of the executive management team since joining the Company in May 2005. Mr. Rosenfeld has also been serving as a member of the Board of Directors since February 2008. Prior to joining the Company, Mr. Rosenfeld was a Vice President in the mergers and acquisitions group at Peter J. Solomon Company, an investment banking boutique, where he focused on the retail and apparel industries.

          John L. Madden has been a director of the Company since the Company’s inception. From June 2004, Mr. Madden’s consulting company, JLM Consultants, Inc., has provided consulting services with respect to international sales of the Company. From April 1998 through September 2003, Mr. Madden owned a branch office of Tradeway Securities Group, Inc. in Florida. From May 1996 through December 1996, Mr. Madden’s consulting company, JLM Consultants, Inc., acted as a branch office of Merit Capital, Inc. for several broker-dealers. From May 1994 to May 1996, Mr. Madden served as Vice President of Investments for GKN Securities, Inc. From August 1993 to April 1994, Mr. Madden was employed by Biltmore Securities, Inc. as Managing Director and registered sales representative. Mr. Madden is the brother of Steven Madden, the Company’s founder and Creative and Design Chief. See “--Certain Relationships and Related Transactions.”

          Peter Migliorini has been a director of the Company since October 1996. Mr. Migliorini has served as Sales Manager for Greschlers, Inc., a supply company located in Brooklyn, New York, since 1994. From 1987 to 1994, Mr. Migliorini served as Director of Operations for Mackroyce Group. Mr. Migliorini has previously served in a number of capacities, ranging from Assistant Buyer to Chief Planner/Coordinator, for several shoe companies, including Meldisco Shoes, Perry Shoes and Fasco Shoes.

          Richard P. Randall has been a director of the Company since April 2006. Mr. Randall was the Executive Vice President and Chief Financial Officer of Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp. and TimeLife, from 2002 until his retirement in June 2005. Previously, Mr. Randall served as Senior Vice President and Chief Financial Officer of Coach, Inc. and the Chief Operating Officer and Chief Financial Officer of Lillian Vernon Corp. from 2000 to 2001 and 1998 to 2000, respectively. Currently, Mr. Randall serves as a Director, and chairs the Audit Committee, of The Burke Rehabilitation Hospital.

          Ravi Sachdev has been a director of the Company since September 2008. Mr. Sachdev has served as a Managing Director at Deutsche Bank Securities, Inc. since January 2009. From January 2007 until January 2009, Mr. Sachdev was a Director at Deutsche Bank Securities, Inc. Mr. Sachdev joined Deutsche Bank Securities, Inc. in 2006 as a Vice President. At Deutsche Bank Securities, Inc., Mr. Sachdev has focused on the healthcare services subsector. From 1998 to 2006, Mr. Sachdev was a Vice President at Peter J. Solomon Company, specializing in Mergers & Acquisitions within the healthcare sector.

          Thomas H. Schwartz has been a director of the Company since May 2004. Since March 2007, Mr. Schwartz has been the Chief Executive Officer and sole owner of Sumner and Forge Investors LLC, a company that invests in real estate and manages properties in which it has ownership interests. Previously, Mr. Schwartz was a Managing Director of Helmsley-Spear, Inc. from 1984 to March 2007.

REQUIRED VOTE

          Proxies will be voted for the election of the six nominees as directors of the Company unless otherwise specified on the proxy. A plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be necessary to elect the nominees as directors. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the accompanying proxy. Abstentions shall be counted separately and shall be used for purposes of calculating whether a quorum is present at the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

          The Nominating/Corporate Governance Committee of the Board and the Board unanimously recommend a vote FOR the election of Messrs. John L. Madden, Peter Migliorini, Richard P. Randall, Edward R. Rosenfeld, Ravi Sachdev and Thomas H. Schwartz. Unless otherwise instructed or unless authority to vote is withheld, the accompanying proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

DIRECTOR INDEPENDENCE

          The Board of Directors is currently comprised of six members. The Board of Directors has determined that the following director nominees are “independent” for purposes of the criteria of the Securities and Exchange Commission (“SEC”) and The Nasdaq Global Select Market listing standards: Messrs. Migliorini, Randall, Sachdev and Schwartz. The Board of Directors had also determined that Walter Yetnikoff, who retired from his position as a director on August 8, 2008, was “independent” for purposes of the same criteria. If the six nominees set forth above are elected, the Board will be comprised of a majority of independent directors. The Board of Directors has held regularly scheduled executive sessions, with Peter Migliorini serving as Presiding Director of such executive sessions.

DIRECTORS’ ATTENDANCE AT ANNUAL MEETINGS

          The Company encourages all of its directors to attend annual meetings of the Company’s stockholders. Four directors attended the Company’s 2008 annual meeting of stockholders.

COMMUNICATIONS WITH DIRECTORS

          The Company has adopted a procedure by which stockholders may send communications as defined within Item 7(d) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors in care of the Corporate Secretary, Steven

Madden, Ltd., 52-16 Barnett Avenue, Long Island City, NY 11104. The Board has instructed the Corporate Secretary to review all communications so received and to exercise his discretion not to forward to the Board correspondence that is inappropriate such as business solicitations, frivolous communications and advertising, routine business matters (i.e. business inquiries, complaints, or suggestions) and personal grievances. However, any director may at any time request the Corporate Secretary to forward any and all communications received by the Corporate Secretary but not forwarded to the directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors met eight times during the 2008 Fiscal Year. In 2008 each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served. The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.

AUDIT COMMITTEE

          From January 1 to August 8, 2008, the members of the Audit Committee were Richard P. Randall (Chairman), Peter Migliorini and Walter Yetnikoff. Effective August 8, 2008, Mr. Yetnikoff retired from his position as a director of the Company. On September 11, 2008, Ravi Sachdev became a member of the Audit Committee, such that the members of the Audit Committee were Messrs. Randall (Chairman), Migliorini and Sachdev. The current members of the Audit Committee are Messrs. Randall (Chairman), Migliorini and Sachdev. The Audit Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards and who meet the independence requirements contained in Exchange Act Rule 10A-3(b)(1). The Board has determined that Richard P. Randall meets the SEC criteria of an “audit committee financial expert” and he is currently serving as such. The Audit Committee is primarily responsible for reviewing the services performed by the Company’s independent registered public accountants, evaluating the Company’s accounting policies and its system of internal controls, and reviewing significant finance transactions. During 2008, the Audit Committee met eight times.

          The Audit Committee is responsible for reviewing and helping to ensure the integrity of the Company’s financial statements. Among other matters, the Audit Committee, with management and independent and internal auditors, reviews the adequacy of the Company’s internal accounting controls that could significantly affect the Company’s financial statements. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accountants. In addition, the Audit Committee also functions as the Company’s Qualified Legal Compliance Committee (the “QLCC”). The purpose of the QLCC is to receive, retain and investigate reports made directly, or otherwise made known, of evidence of material violations of any United States federal or state law, including any breach of fiduciary duty by the Company, its officers, directors, employees or agents, and if the QLCC believes appropriate, to recommend courses of action to the Company.

          The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit

Committee discusses these matters with the Company’s independent registered public accountants and with appropriate Company financial personnel. Meetings are held with the independent registered public accountants who have unrestricted access to the Audit Committee. In addition, the Audit Committee reviews the Company’s financing plans and reports recommendations to the full Board of Directors for approval and to authorize action. The Board has adopted a written charter setting out the functions the Audit Committee is to perform. A copy of the Audit Committee Charter is available on the Company’s website at www.stevemadden.com.

          Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent registered public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

          AUDIT COMMITTEE REPORT

          The Audit Committee reviewed the Company’s audited financial statements for the 2008 Fiscal Year and met with both management and Eisner LLP, the Company’s independent registered public accountants, to discuss such audited financial statements. Management and the Company’s independent registered public accountants have represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has received from and discussed with Eisner LLP the written disclosures and the letter regarding Eisner LLP’s communications with the Audit Committee concerning independence as required by applicable requirements of the Public Company Accounting Oversight Board, and discussed Eisner LLP’s independence. The Audit Committee also discussed with Eisner LLP any matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the 2008 Fiscal Year.

Submitted by the Audit Committee of the Company’s Board of Directors:

Richard P. Randall (Chairman)

Peter Migliorini

Ravi Sachdev

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

          From January 1 to August 8, 2008, the members of the Nominating/Corporate Governance Committee of the Board of Directors were Peter Migliorini and Walter Yetnikoff. Effective August 8, 2008, Mr. Yetnikoff retired from his position as a director of the Company.

On September 5, 2008, Richard P. Randall became a member of the Nominating/Corporate Governance Committee, such that the members of the Nominating/Corporate Governance Committee were Messrs. Migliorini and Randall. The current members of the Nominating/Corporate Governance Committee are Messrs. Migliorini and Randall. The Nominating/Corporate Governance Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards. The Nominating/Corporate Governance Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating/Corporate Governance Committee identifies candidates to the Board of Directors by introductions from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company’s policy regarding stockholder recommended candidates. The Nominating/Corporate Governance Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. A copy of the Nominating/Corporate Governance Committee Charter is available on the Company’s website at www.stevemadden.com.

          Stockholders wishing to submit recommendations for director nominations for the 2010 Annual Meeting should write to the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, NY 11104. Any such stockholder must (x) comply with the director nomination provisions of the Company’s By-Laws, (y) meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8, and (z) submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (1) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (2) the written consent of the candidate(s) for nomination as a director, (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (4) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

          In considering Board of Directors candidates, the Nominating/Corporate Governance Committee takes into consideration the Company’s Board Candidate Guidelines, available on the Company’s website at www.stevemadden.com, the Company’s policy regarding stockholder recommended director candidates, as set forth above, and all other factors that they deem appropriate, including, but not limited to, the individual’s character, education, experience, knowledge and skills. In addition, the Nominating/Corporate Governance Committee develops and recommends corporate governance principles for the Company; makes recommendations to the Board of Directors in support of such principles; takes a leadership role in the shaping of the corporate governance of the Company; and oversees the evaluation of the Board of Directors and management.

          During 2008, the Nominating/Corporate Governance Committee met once and acted once by unanimous written consent.

COMPENSATION COMMITTEE

          The Compensation Committee of the Board of Directors for the year ended December 31, 2008 consisted of directors Peter Migliorini (Chairman) and Thomas H. Schwartz. The Compensation Committee is comprised of directors who are “independent” for purposes of The

Nasdaq Global Select Market listing standards and applicable tax and securities rules. The Compensation Committee is responsible for establishing and modifying the Company’s compensation and incentive plans and programs; determining and approving compensation for the Company’s executive officers, including salaries, bonuses, perquisites and equity awards; reviewing and approving compensation and awards for the Company’s executive officers under the Company’s compensation and incentive plans and programs; administering the Company’s equity compensation plans; reviewing and approving a compensation program for outside members of the Board; and assisting the Board in discharging the Board’s responsibilities relating to management organization, performance, compensation and succession.

          The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its composition, powers and responsibilities. A copy of the Compensation Committee Charter is available on the Company’s website at www.stevemadden.com. During 2008, the Compensation Committee met once, and acted six times by unanimous written consent.

COMPENSATION DISCUSSION AND ANALYSIS

          COMPENSATION OBJECTIVES AND STRATEGY

          The Company’s executive officer compensation program is designed to attract and retain the caliber of officers needed to ensure the Company’s continued growth and profitability and to reward them for their performance, the Company’s performance and for creating longer term value for stockholders. The primary objectives of the program are to:

•	align rewards with performance that creates stockholder value;

•	support the Company’s strong team orientation;

•	encourage high-potential team players to build a career at the Company; and

•	provide rewards that are cost-efficient, competitive with other organizations and fair to employees and stockholders.

          The Company’s executive compensation programs are approved and administered by the Compensation Committee of the Board of Directors. Working with management and outside advisors, the Compensation Committee has developed a compensation and benefits strategy that rewards performance and reinforces a culture that the Compensation Committee believes will drive long-term success.

          The compensation program rewards team accomplishments while promoting individual accountability. The executive officer compensation program depends in significant measure on Company results, but business unit results and individual accomplishments are also very important factors in determining each executive’s compensation. The Company has a robust planning and goal-setting process that is fully integrated into the compensation system, enhancing a strong relationship between individual efforts, Company results, and financial rewards.

          A major portion of total compensation is placed at risk through annual and long-term incentives. As a result of a decline in 2008 profitability, bonuses linked to profitability were not paid. As noted below, discretionary bonuses were paid to Named Executive Officers (as defined herein). The combination of incentives is designed to balance annual operating objectives and Company earnings performance with longer-term stockholder value creation.

          The Company seeks to provide competitive compensation that is commensurate with performance. The Company targets compensation at the median of the market, and calibrates both annual and long-term incentive opportunities to generate less-than-median awards when goals are not fully achieved and greater-than-median awards when goals are exceeded.

          The Company seeks to promote a long-term commitment to the Company by its senior executives. The Company believes that there is great value to the Company in having a team of long-tenured, seasoned managers. The Company’s team-focused culture and management processes are designed to foster this commitment. In addition, stock options granted to Named Executive Officers in 2008 reinforce this long-term orientation with annual vesting over a three-year or five-year period.

ROLE OF THE COMPENSATION COMMITTEE

General

          The Compensation Committee provides overall guidance for the Company’s executive compensation policies and determines the amounts and elements of compensation for the Company’s executive officers and outside directors. The Compensation Committee currently consists of two members of the Company’s Board of Directors, Messrs. Migliorini and Schwartz, each of whom is an independent director under Nasdaq’s Rule 4200, a “non-employee director” as defined under the SEC’s rules and an “outside director” as defined under Section 162(m) of the Internal Revenue Code (the “Code”).

          When considering decisions concerning the compensation of executives, other than the Chief Executive Officer, the Compensation Committee asks for the recommendations of the Chief Executive Officer, including his detailed evaluation of each executive’s performance. No executive has a role in recommending compensation for outside directors. With respect to the application of the 2006 Stock Incentive Plan (the “2006 Plan”), as amended, to non-employee directors, the Board of Directors functions as the Compensation Committee.

Use of Outside Advisors

          In making its determinations with respect to executive compensation, the Compensation Committee has historically engaged the services of an independent compensation consulting firm. In 2005, the Compensation Committee retained the services of James F. Reda & Associates, LLC to assist with its review of the compensation package of the Chief Executive Officer and other executive officers for 2006. In 2007 and 2008, James F. Reda & Associates,

LLC was retained to assist the Compensation Committee with several special projects, including advice on director compensation, advice relating to the 2006 Plan, as amended, including the use of restricted stock under the Company’s long term incentive program, and appropriate compensation for new hires at senior executive positions.

          The Compensation Committee retains James F. Reda & Associates, LLC directly, although in carrying out assignments, James F. Reda & Associates, LLC also interacts with Company management when necessary and appropriate in order to obtain compensation and performance data for the executives and the Company. In addition, James F. Reda & Associates, LLC may, in its discretion, seek input and feedback from management regarding its consulting work product prior to presentation to the Compensation Committee in order to confirm alignment with the Company’s business strategy and identify data questions or other similar issues, if any, prior to presentation to the Compensation Committee.

          The Compensation Committee has the sole authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors who assist the Committee in carrying out its responsibilities.

COMPENSATION STRUCTURE

Pay Elements - Overview

          The Company utilizes four main components of compensation:

•	Base Salary

•	Annual Performance-based Cash Bonuses

•	Long-term Equity Incentives (consisting of stock options and restricted stock)

•	Benefits and Perquisites

Pay Elements - Details

          Base Salary. The Company paid base salaries to each of the Named Executive Officers to provide them with fixed pay that takes into account the Named Executive Officer’s role and responsibilities, experience, expertise and individual performance. As more fully described in “--Employment Arrangements,” as of December 31, 2008, the Company had employment agreements with each of the Named Executive Officers other than Jamieson A. Karson.(1) You should refer to that section of this Proxy Statement for a full description of each

Named Executive Officer’s base salary. The Compensation Committee, as constituted at the time the parties entered into the employment agreements, reviewed and approved the salary established in each such agreement. The Compensation Committee took into account each of the employee’s historic salary, value in the marketplace and performance (including at the Company and previous employment). Under their respective employment agreements, the base salaries of Edward R. Rosenfeld, Robert Schmertz, Awadhesh Sinha and Amelia Newton Varela remain constant during the term of their employment agreements. Under Mr. Dharia’s employment agreement, his base salary increased from $435,625 in 2007 to $457,406 in 2008 and is scheduled to increase by 5% in 2009. See “--Summary Compensation Table” and “--Employment Arrangements.” Salary increases for officers are generally consistent with those of other management employees.

(1)          Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company. See “-- Employment Arrangements.”

          Annual Performance-based Cash Bonus. Each Named Executive Officer’s annual performance-based cash bonus is established in their respective employment agreement. The Compensation Committee reviewed and approved the bonus provisions set in each such employment agreement at the time the parties entered into such agreements. Such bonus provisions generally provide for variable or discretionary bonuses designed to reward attainment of business goals. The amount, if any, of the annual performance-based cash bonuses of Messrs. Rosenfeld, Dharia and Schmertz is entirely within the discretion of the Board of Directors or the Compensation Committee. The Board of Directors and/or the Compensation Committee consider various criteria, including revenue growth and profitability. Based on these and other individual performance factors, the Compensation Committee paid bonuses of $75,000, $50,000, and $250,000 respectively to Messrs. Rosenfeld, Dharia, and Schmertz.

          Mr. Sinha’s annual performance-based cash bonus is tied to increases in the Company’s EBIT from the preceding year. Mr. Sinha is entitled to an annual performance-based cash bonus equal to 3% of the increase in the Company’s EBIT for such fiscal year over the EBIT of the immediately prior fiscal year. Ms. Varela is entitled to an annual performance-based cash bonus for each fiscal year in an amount equal to 2% of the increase, if any, in Wholesale Footwear division EBIT for that year over Wholesale Footwear division EBIT for the immediately prior year, plus 1.5% of the increase, if any, in Retail division EBIT for that year over Retail division EBIT for the immediately prior year. See “--Employment Arrangements.” Each of Mr. Sinha’s and Ms. Varela’s annual performance-based cash bonus targets were set to drive the business of their respective divisions. Neither received a bonus for 2008 EBIT performance. Ms. Varela did receive a $250,000 discretionary bonus for 2008.

          Long-term Equity Incentives. Management and the Compensation Committee believe that equity-based awards are an important factor in aligning the long-term financial interest of the officers and stockholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of designing and administering the Company’s compensation program. Beginning in 2006, the Compensation Committee replaced its practice of granting equity incentives solely in the form of stock options with restricted stock awards in order to grant awards that contain both substantial incentive and retention characteristics. These awards are designed to provide emphasis on preserving stockholder values generated in recent years while providing significant incentives for continuing growth in stockholder value.

          For 2008, the Compensation Committee felt it was important to provide incentives that are more responsive to shareholder value and therefore granted stock options to Messrs. Rosenfeld and Sinha and to Ms. Varela. All grants were approved by the Compensation Committee. The committee intends to continue to review the ideal equity mix for influencing performance and retention. With respect to stock options, the 2006 Plan, as amended, provides that the exercise price shall be the closing market price per share on the business day immediately preceding the grant date, which is fair market value for purposes of the 2006 Plan, as amended.

          Other Benefits and Perquisites. The Company’s executive compensation program also includes other benefits and perquisites. These benefits include annual matching contributions to executive officers’ 401(k) plan accounts, company-paid medical benefits, automobile allowances and leased automobiles, and life insurance coverage. The Compensation Committee annually reviews these other benefits and perquisites and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance. The Compensation Committee has approved these other benefits and perquisites as a reasonable component of the Company’s executive officer compensation program. (See the “All Other Compensation” column and corresponding footnotes in the Summary Compensation Table.)

Pay Mix

          The Company utilizes the particular elements of compensation described above because the Company believes that it provides a well-proportioned mix of secure compensation, retention value and at-risk compensation which produces short-term and long-term performance incentives and rewards. By following this approach, the Company provides the executive a measure of security in the minimum expected level of compensation, while motivating the executive to focus on business metrics and other variables within their particular sector which will increase sales and margins and at the same time lower costs so as to produce a high level of short-term and long-term performance for the Company and long-term wealth creation for the executive, as well as reducing the risk of recruitment of top executive talent by competitors. The mix of metrics used for the annual performance bonuses and the Company’s long-term incentive program likewise provides an appropriate balance between short-term financial performance and long-term stock performance.

          For Named Executive Officers, the mix of compensation is weighted heavily toward at-risk pay (annual incentives and long-term incentives). Maintaining this pay mix results fundamentally in a pay-for-performance orientation for the Company’s executives, which is aligned with the Company’s stated compensation philosophy of providing compensation commensurate with performance.

Pay Levels and Benchmarking

          Pay levels for executives are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for peers within the Company, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole. The Compensation Committee is responsible for approving pay levels for the Named Executive Officers. In determining the pay levels, the Compensation Committee considers all forms of compensation and benefits.

          The Compensation Committee assesses “competitive market” compensation using a number of sources. The primary data source used in setting competitive market levels for the Named Executive Officers is the information publicly disclosed by a peer group of the Company, which will be reviewed annually and may change from year to year. The peer group of companies is American Apparel Inc., bebe stores inc., Brown Shoe Company Inc., Collective Brands, Inc., Crocs Inc., Deckers Outdoor Corp., Delta Apparel Inc., Perry Ellis International Inc., G-III Apparel Group Inc., Genesco Inc., Guess?, Inc., Iconix Brand Group Inc., Jones Apparel Group Inc., K-Swiss Inc., Kenneth Cole Productions Inc., Maidenform Brands Inc., Movado Group Inc., Rocky Brands Inc., SKECHERS USA Inc., Timberland Company, Under Armour Inc., Volcom Inc., Weyco Group Inc., and Wolverine World Wide Inc.

          After consideration of the data collected on external competitive levels of compensation and internal needs, the Compensation Committee makes decisions regarding the Named Executive Officer’s target total compensation opportunities based on the need to attract, motivate and retain an experienced and effective management team.

          Relative to the competitive market data, the Compensation Committee generally intends that the base salary and target annual incentive compensation for each Named Executive Officer will be at the median of the competitive market.

          As noted above, notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals vary based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operating goals and the creation of stockholder value.

Compensation Committee Discretion

          The Compensation Committee retains the discretion to decrease all forms of incentive payouts based on significant individual or Company performance shortfalls, with the exception of any such payouts that are to be made pursuant to contractual commitments such as the bonuses that may be paid to Mr. Sinha and Ms. Varela, which are tied to the Company’s EBIT for the preceding year pursuant to their respective employment agreements. Likewise, the Compensation Committee retains the discretion to increase payouts and/or consider special awards for significant achievements, including, but not limited to, superior asset management, investment or strategic accomplishments and/or consummation of acquisitions, divestitures, capital improvements to existing properties, or sales made by certain of the Company’s divisions.

Conclusion

          The level and mix of compensation that is finally decided upon is considered within the context of both the objective data from the Company’s competitive assessment of compensation and performance, as well as discussion of the subjective factors as outlined above. The Compensation Committee believes that each of the compensation packages for the Named Executive Officers is within the competitive range of practices when compared to the objective comparative data even where subjective factors have influenced the compensation decisions.

POST TERMINATION, CHANGE IN CONTROL AND NON-COMPETE/NON-SOLICITATION

          The employment agreements for all the Named Executive Officers provide for severance payment upon a termination upon a change-in-control of the Company. These payments however, are cutback if the severance benefit, when added to any other benefits triggered by a change-of-control, exceeds three times the executive’s average taxable compensation for the five calendar years preceding the change of control. The threshold to which this cutback is made is referred to as the Internal Revenue Code 280G threshold. The Company’s employment agreements with Messrs. Rosenfeld, Dharia, Sinha and Ms. Varela also provide for severance payments to each executive if the Company terminates the executive’s employment without cause, or if the Company gives the executive good reason to terminate employment. Refer to the section of this Proxy Statement titled “Employment Arrangements” for a summary description of the agreements and such severance and change-in-control provisions. These benefits are described and quantified in the section entitled “Potential Payments Upon Termination or Change-In-Control” under Directors and Executive Officers, below.

          The Company believes that the severance payments and payments made upon change-in-control provisions in the employment agreements provide appropriate protection to the Company’s executives, comparable to that available at peer companies, and, with regard to the enhanced severance following a change-in-control, protects the Company from losing key executives during a period when a change-in-control may be threatened or pending. These benefits are described and quantified in the section entitled “Potential Payments Upon Termination or Change-In-Control” under Directors and Executive Officers, below.

          Mr. Schmertz and Ms. Varela have agreed to a non-compete and non-solicitation restriction for a one-year period in the event of a voluntary termination or termination for cause. In addition, Mr. Sinha has agreed to a non-compete and non-solicitation restriction for a six-month period, unless he is terminated other than “for cause,” or due to total disability, in which case his non-compete and non-solicitation period shall last the lesser of six months or the number of months he is entitled to payment following such termination. Messrs. Rosenfeld and Dharia do not have non-compete or non-solicitation provisions in their respective employment agreements.

IMPACT OF TAX AND ACCOUNTING

          As a general matter, the Compensation Committee considers the various tax and accounting implications of compensation vehicles employed by the Company.

          While the Compensation Committee reviews and considers both the accounting and tax effects of various components of compensation, these effects are not a significant factor in the Compensation Committee’s allocation of compensation among the different components. In general, the Company believes that compensation paid to executive officers should be deductible for U.S. tax purposes. In certain instances, however, the Compensation Committee also believes that it is in the Company’s best interests, and that of its stockholders, to have the flexibility to pay compensation that is not deductible under the limitations of Section 162(m) of the Code in order to provide a compensation package consistent with the Company’s objectives.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          During the 2008 Fiscal Year, the following directors served on the Compensation Committee: Peter Migliorini (chairman) and Thomas H. Schwartz. During the 2008 Fiscal Year:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000;

•

none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee;

•	none of the Company’s executive officers was a director of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee; and

•

none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on the Board of Directors.

COMPENSATION COMMITTEE REPORT

          The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation

Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Peter Migliorini (Chairman)

Thomas H. Schwartz

CODE OF BUSINESS CONDUCT AND ETHICS

          All of the Company’s employees, officers (including senior executive, financial and accounting officers) and directors are held accountable for adherence to the Company’s Code of Business Conduct and Ethics (the “Conduct Code”). The Conduct Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations and honest and ethical conduct. The Conduct Code covers all areas of professional conduct, including conflicts of interest, fair dealing, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Conduct Code without fear of retaliation. Waiver of any provision of the Conduct Code for executive officers and directors may only be granted by the Board of Directors or one of its committees and any such waiver or modification of the Conduct Code relating to such individuals will be disclosed by the Company. A copy of the Conduct Code is available on the Company’s website at www.stevemadden.com and may also be obtained by any stockholder without charge upon request by writing to the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, NY 11104.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, file with the Securities and Exchange Commission reports of initial ownership of Common Stock and subsequent changes in that ownership and furnish the Company with copies of all forms they file pursuant to Section 16(a). Form 4s were not filed on a timely basis to report (i) a grant of stock options on March 24, 2008 to Edward R. Rosenfeld; (ii) a grant of stock options on March 24, 2008 to Walter Yetnikoff; (iii) a grant of Common Stock on May 26, 2006 to Richard P. Randall; (iv) a grant of Common Stock on May 26, 2007 to Richard P. Randall; and (v) sales of Common Stock on November 13, 2008 by Richard P. Randall. Each of these reports has now been filed. To the Company’s knowledge, based solely on a review of the copies of the reports furnished to the Company or written representations received from the Company’s directors, officers and greater than 10% beneficial owners that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during, or in respect of, the fiscal year ended December 31, 2008.

DIRECTORS AND EXECUTIVE OFFICERS

          The directors, executive officers and certain significant employees of the Company, and their ages and positions as of March 23, 2009, are:

NAME	AGE	POSITION

Edward R. Rosenfeld	33	Chairman of the Board and Chief Executive Officer

Arvind Dharia	59	Chief Financial Officer and Secretary

Awadhesh Sinha	63	Chief Operating Officer

Robert Schmertz	45	Brand Director

Amelia Newton Varela	37	Executive Vice President of Wholesale and Retail

John L. Madden	62	Director

Peter Migliorini	60	Director

Richard P. Randall	71	Director

Ravi Sachdev	32	Director

Thomas H. Schwartz	61	Director

          See “Proposal One: Election of Directors - Biographical Summaries of Nominees for the Board of Directors” for the biographies of the Company’s directors.

          Arvind Dharia has been the Chief Financial Officer of the Company since October 1992 and was a director of the Company from December 1993 through May 2004. Mr. Dharia has been Secretary of the Company since 1993. From December 1988 to September 1992, Mr. Dharia was Assistant Controller of Millennium III Real Estate Corp.

          Awadhesh Sinha became the Chief Operating Officer of the Company in July 2005. Mr. Sinha had been a director of the Company from October 2002 to July 2005. Mr. Sinha was the Chief Operating Officer and Chief Financial Officer of WEAR ME Apparel Inc., a company that designs, manufactures and markets branded and non-branded children’s clothing, from 2003 to July 2005. Prior to that, Mr. Sinha worked for Salant Corporation, a company that designs, manufactures and markets men’s clothing, for 22 years, and held the position of Chief Operating Officer and Chief Financial Officer of Salant Corporation from 1998 to 2003.

          Robert Schmertz has been the Brand Director since January 2006. Mr. Schmertz served as President of Steve Madden Women’s Wholesale Division and Brand Manager from

September 2001 through January 2006. Additionally, Mr. Schmertz has been the President of Shoe Biz, Inc., a wholly owned subsidiary of Steve Madden Retail Inc. since May 1998 and the President of Diva Acquisition Corp. since January 2001. Before joining the Company, Mr. Schmertz was President of Daniel Scott Inc. from November 1995 to May 1998. Previously, Mr. Schmertz was the East Coast Sales Manager for Impo International from January 1993 through November 1995. From April 1990 to December 1992, Mr. Schmertz served as a sales representative for Espirit de Corp. based in San Francisco, California.

          Amelia Newton Varela has been Executive Vice President of Wholesale and Retail since April 2008. Ms. Varela was Executive Vice President of Wholesale Sales from November 2004 to April 2008. Previously, she was Vice President of Sales for Steve Madden Women’s Wholesale Division from January 2000. Prior to that, she was Account Executive for Steve Madden Women’s Wholesale Division from 1998. Before joining the Company, Ms. Varela was the sales assistant to the Executive Vice President of Sales for Merrin Financial. She graduated from The Fashion Institute of Technology in 1995.

SUMMARY COMPENSATION TABLE

          The following table sets forth the compensation earned for all services rendered to the Company in all capacities in the 2008, 2007 and 2006 Fiscal Years, respectively, by the Company’s Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers other than the CEO and CFO who were serving at the end of 2008, 2007 and 2006, respectively. In this Proxy Statement, the Company refers to this group of people as the Company’s “Named Executive Officers”.

          Following the table is a discussion of material factors related to the information disclosed in the table.

					Options Awards ($) (1)			Change in Pension Value and Non-Qualified Deferred Compensation Earnings
				Stock Awards ($) (1)		Non-Equity Incentive Plan Compensation
	Year	Salary ($)
			Bonus($)								Total ($)

Name and Principal Position									All Other Compensation ($)

Jamieson A. Karson (2)	2008	138,461		1,008,095					4,014,018	(3)	5,160,574
	2007	500,000	0	322,856					33,787	(12)	856,643
	2006	500,000	450,000	180,312					29,585	(13)	1,159,897

Edward Rosenfeld	2008	366,250	75,000	231,244	34,999				5,083	(4)	712,576
Chief Executive Officer	2007	259,808	75,000	212,738							547,546
	2006	240,385	200,000	90,156							530,541

Arvind Dharia	2008	457,406	50,000	207,203					102,891	(5)	817,500
Chief Financial Officer	2007	435,625	0	188,696					91,115	(14)	715,436
	2006	425,000	350,000	72,125					90,173	(15)	937,298

Awadhesh Sinha	2008	526,612		222,501	36,595				369,220	(6)	1,154,928
Chief Operating Officer	2007	489,976	0	278,126					7,431	(16)	775,533
	2006	446,250	0	0		1,401,840	(7)		13,458	(16)	1,861,548

Robert Schmertz	2008	600,000	250,000	787,224					22,452	(8)	1,659,676
President of Wholesale Women’s	2007	578,901	675,000	696,090					12,692	(16)	1,962,683
Division and Brand Manager	2006	488,350		180,312					5,769	(16)	674,431

Amelia Newton Varela	2008	349,038	250,000	240,416	140,511				22,750	(9)	1,002,715
Executive Vice President of	2007	300,000	0	240,416					240,000	(10)	780,416
Wholesale and Retail	2006	300,000		180,312		570,166	(11)		15,000	(16)	1,065,478

(1) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively, in accordance with FAS 123R. Assumptions used in the calculation of these amounts are included in footnote G to the Company’s audited financial statements for the fiscal years ended December 31, 2008 and December 31, 2007, included in the Company’s Annual Report on Form 10-K filed respectively with the Securities and Exchange Commission on March 12, 2009 and March 12, 2008, and included in footnote 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2007.

(2) Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”).

(3) Includes the following: $2,117 automobile allowance, reimbusement of $11,209 for membership dues, $692 in annual matching contributions to Mr. Karson’s 401(k) plan and $4,000,000 pursuant to the Mutual Release. See “-Employment Arrangements.”

(4) Includes the following: $2,020 automobile allowance and $3,063 in annual matching contributions to Mr. Rosenfeld’s 401(k) plan.

(5) Includes the following: $9,226 automobile allowance, $83,331 life insurance premiums and $10,334 in annual matching contributions to Mr. Dharia’s 401(k) plan.

(6) Includes the following: $8,115 automobile allowance, $351,688 for deferred compensation and $9,417 in annual matching contributions to Mr. Sinha’s 401(k) plan.

(7) Represents non-equity incentive payment made pursuant to a bonus formula in Mr. Sinha’s employment agreement. See “-Employment Arrangements.”

(8) Includes the following: $15,000 automobile allowance and $7,452 in annual matching contributions to Mr. Schmertz’s 401(k) plan.

(9) Includes the following: $15,000 automobile allowance and $7,750 in annual matching contributions to Ms. Varela’s 401(k) plan.

(10) Includes the following: (i) Deferred compensation in the amount of $225,000, paid for the period ended December 31, 2007, pursuant to Ms. Varela’s employment agreement; (ii) $15,000 in automobile allowance.

(11) Represents non-equity incentive payment made pursuant to a bonus formula in Ms. Varela’s employment agreement. See “-Employment Arrangements.”

(12) Includes the following: $6,081 automobile allowance and reimbursement of $27,706 for membership dues pursuant to Mr. Karson’s amended and restated employment agreement.

(13) Includes the following: $6,271 automobile allowance and reimbursement of $23,314 for membership dues pursuant to Mr. Karson’s amended and restated employment agreement.

(14) Includes the following: $7,789 automobile allowance and $83,326 life insurance premiums.

(15) Includes the following: $7,196 automobile allowance and $82,977 life insurance premiums.

(16) Represents automobile allowance.

EMPLOYMENT ARRANGEMENTS

          Edward R. Rosenfeld. In April 2008 (effective in March 2008), the Company entered into an employment agreement with Edward R. Rosenfeld pursuant to which Mr. Rosenfeld agreed to serve as interim Chief Executive Officer of the Company for a term expiring on December 31, 2009. Effective August 8, 2008, the Company appointed Mr. Rosenfeld to serve as Chief Executive Officer and executive Chairman of the Board. The terms of Mr. Rosenfeld’s employment agreement remained unchanged. Under the agreement, the Company agreed to pay Mr. Rosenfeld an annual base salary of $400,000 and Mr. Rosenfeld is entitled to receive such additional compensation and annual bonus as may be determined from time to time by the Board of Directors in its sole discretion. In addition, the agreement provides that Mr. Rosenfeld is entitled to receive, as additional compensation, an option to purchase 40,000 shares of Common Stock, exercisable to the extent of 8,000 shares on each of March 24, 2009, March 24, 2010, March 24, 2011, March 24, 2012 and March 24, 2013, said option to remain exercisable for seven years from the effective date of the agreement. The Company may terminate the agreement for cause (as such term is defined in the agreement) or without cause. In the event that Mr. Rosenfeld’s employment is terminated by the Company for cause, the Company will have no further obligations to Mr. Rosenfeld, and Mr. Rosenfeld will be entitled to no further compensation from the Company, except for pro-rata amounts due to him on the date of his termination. In the event that Mr. Rosenfeld’s employment is terminated by the Company without cause, as liquidated damages, he will be entitled to receive all compensation to which he would be entitled under the agreement through December 31, 2009. In the event that Mr. Rosenfeld’s employment is terminated by the Company without cause during the period commencing 90 days prior to a change of control (as defined in the agreement) and ending 180 days following a change of control, he is entitled to receive an amount equal to the lesser of (1) the average amount of total compensation actually received by him during the preceding three calendar years multiplied by 3, and (2) the maximum amount that is tax deductible to the Company under Section 280G of the Code.

          Arvind Dharia. In January 1998, the Company entered into an employment agreement with Arvind Dharia, which has been amended from time to time, pursuant to which Mr. Dharia agreed to serve as the Company’s Chief Financial Officer. The term of Mr. Dharia’s employment under his agreement, as amended, commenced on January 1, 1998 and ends on December 31, 2009. The term will be automatically extended for an additional one-year period unless either party timely notifies the other of its intention not to extend the term. The amended agreement provides that the Company pay Mr. Dharia an annual salary of $435,625 for the 2007 Fiscal Year, with the following increases thereafter: (i) on January 1, 2008, his base salary shall be increased by 5% of the then-current base salary; and (ii) on January 1, 2009, his base salary shall be increased by 5% of the then-current base salary. In addition, the agreement provides that Mr. Dharia receive an annual bonus in such amount, if any, and at such time or times, as the Board of Directors may determine in its absolute discretion. Subject to availability of shares under the 2006 Plan, as amended, or any other plan designated by the Board of Directors and approved by the Company’s stockholders, Mr. Dharia is entitled to awards under such plan as may be determined by the Board of Directors, or a committee thereof, from time to time in its absolute discretion. The agreement provides, in the event of Mr. Dharia’s death, for the payment to Mr. Dharia’s estate of his base salary for the 12-month period immediately subsequent to the date of

Mr. Dharia’s death. In the event Mr. Dharia’s employment agreement is terminated due to Mr. Dharia’s total disability (as defined in the agreement) or “for cause” (as defined in the agreement), the Company is obligated to pay Mr. Dharia the amount of compensation that is accrued and unpaid through the date of termination. In the event Mr. Dharia’s employment agreement is terminated for any reason (other than “for cause” or due to his death or total disability), the Company is obligated to pay Mr. Dharia, in two installments, (a) an amount equal to the product of (x) his base salary on the effective date of such termination plus the bonus paid or payable, if any, for the fiscal year ended on the December 31st immediately preceding the termination date, multiplied by (y) the number of years (and fraction of years) remaining in the term; and (b) the amount payable to him, or on his account, for what would have been the balance of the term of his employment agreement with respect to certain benefits and plans as set forth in his employment agreement. If the Company decides not to renew the agreement (other than “for cause” or due to his total disability), then Mr. Dharia will be entitled to receive severance compensation in cash in an amount equal to his then-current base salary for the 90-day period commencing on the expiration of the term. In the event that there is a “change of control” transaction and Mr. Dharia’s employment has been terminated by the Company other than “for cause” or by Mr. Dharia “for good reason” (as such terms are defined in the agreement), Mr. Dharia will receive an amount equal to three times the total compensation he was entitled to receive under the agreement for the preceding 12-month period ending on the last previous December 31, except that in lieu of the actual base salary component received during such period, there shall be substituted the annual base salary to which Mr. Dharia was entitled to as of the date of termination, unless said amount (or portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, in which case the payment to Mr. Dharia shall be reduced to the maximum amount that is tax deductible to the Company under Section 280G of the Code.

          Jamieson A. Karson. In May 2001, the Company entered into an employment agreement with Jamieson A. Karson pursuant to which Mr. Karson agreed to serve as the Company’s Chief Executive Officer and Vice Chairman of the Board. On July 22, 2004, at a regularly scheduled meeting of the Board of Directors of the Company, Mr. Karson was appointed Chairman of the Board of Directors. Mr. Karson’s employment agreement was amended and restated in January 2006. The term of Mr. Karson’s employment under his amended and restated employment agreement was three years commencing on January 1, 2006 and ending on December 31, 2008. The amended and restated employment agreement provided that the term would be automatically extended for successive one-year periods unless the Company timely notified Mr. Karson of its intention not to extend the term. The amended and restated employment agreement provided that the Company pay Mr. Karson an annual salary of $500,000. In addition, the amended and restated employment agreement provided that Mr. Karson receive an annual bonus in such amount, if any, and at such time or times, as the Board of Directors, or a committee thereof, may determine in its absolute discretion. Subject to availability of shares under the 2006 Plan, as amended, or any other plan designated by the Board of Directors and approved by the Company’s stockholders, Mr. Karson was entitled to awards under such plan as determined by the Board of Directors, or a committee thereof, from time to time in its absolute discretion. In addition, in the event of Mr. Karson’s total disability or his death, the Company was obligated to continue to pay Mr. Karson (or Mr. Karson’s estate) his base salary for the 12-month period immediately subsequent to the date of such total disability or death. The amended and restated employment agreement provided that, in the event Mr. Karson’s employment was terminated (or not extended) by the Company for any reason other than “for cause” (as defined in the amended and restated employment agreement) or due to his death or his total disability, the Company would be obligated to pay Mr. Karson (i) the amount of compensation that is accrued and unpaid through the date of termination; plus (ii) an amount equal to the lesser of (A) the sum of three times Mr. Karson’s highest “total compensation” (as defined in the amended and restated employment agreement) in any given fiscal year of his employment with the Company, and (B) $4,000,000. In the event that there was a “change of control” (as defined in the amended and restated employment agreement) transaction, all unvested options to purchase shares of Common Stock or restricted stock awards or other equity-related awards under the 1999 Stock Plan and/or the 2006 Plan, as amended, held by Mr. Karson would vest on the date of the change of control and Mr. Karson would be entitled to receive a lump sum cash payment equal to the amount described in the immediately preceding sentence. Mr. Karson’s amended and restated employment agreement also contained provisions regarding confidentiality, solicitation and competition. Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”). Pursuant to the Mutual Release, the Company shall consider Mr. Karson’s resignation to be a termination without “cause” (as defined under Mr. Karson’s amended and restated employment agreement), and shall (1) pay Mr. Karson, on April 1, 2008, the sum of $4,000,000, less such deductions as shall be required to be withheld by applicable law and regulations; (2) vest Mr. Karson’s restricted stock awards granted under the Restricted Stock Agreements dated as of March 24, 2006 and March 27, 2007 such that all restrictions on such shares shall lapse; (3) in connection with the vesting of Mr. Karson’s restricted stock award granted under the Restricted Stock Agreement dated as of March 24, 2006, pay Mr. Karson, promptly following such vesting, the sum of $22,500 in respect of the $1.00 per share special dividend paid by the Company in November 2006 applicable to the remaining 22,500 shares being vested pursuant to the Mutual Release; and (4) continue, pursuant to the terms of Mr. Karson’s amended and restated employment agreement, to pay all costs of Mr. Karson’s use of the automobile leased for Mr. Karson through the end of the lease term. Pursuant to the terms of the Mutual Release, the Company releases Mr. Karson from certain claims, and Mr. Karson releases the Company from certain claims.

          Awadhesh Sinha. In June 2005, the Company entered into an employment agreement with Awadhesh Sinha, pursuant to which Mr. Sinha agreed to serve as the Company’s Chief Operating Officer. Mr. Sinha’s employment agreement was amended in November 2007 and in October 2008. The term of Mr. Sinha’s employment under his employment agreement, as amended, commences on July 1, 2005 and ends on December 31, 2010. The term will be automatically extended for successive one-year periods unless either party timely notifies the other of its intention not to extend the term. The agreement, as amended, provides that the Company pay Mr. Sinha an annual salary of $540,000 (which is equal to the base salary amount payable to Mr. Sinha pursuant to the original employment agreement at the time of the October 2008 amendment). Upon entering the agreement, Mr. Sinha received a signing bonus of $100,000. In addition, with respect to the fiscal year ended December 31, 2005, Mr. Sinha was entitled to an annual bonus equal to the greater of (i) $50,000, and (ii) 3% of the increase in the Company’s EBIT for such fiscal year over the EBIT of the immediately prior fiscal year; with respect to each of the Company’s remaining fiscal years through the 2008 fiscal year, Mr. Sinha was entitled to an annual bonus equal to 3% of the increase in the Company’s EBIT for such fiscal year over the EBIT of the immediately prior fiscal year. In respect of each of the

Company’s 2009 and 2010 fiscal years during the Term, Mr. Sinha will be eligible to receive a cash bonus under the Company’s 2006 Stock Incentive Plan, as amended, equal to 3% of the increase in the Company’s EBIT for such fiscal year over the EBIT of the immediately prior fiscal year. The agreement, as amended, provides for certain deferred compensation with respect to 2008, 2009 and 2010. For the period commencing July 1, 2008 and ending December 31, 2008, the agreement, as amended, provides for a mandatory deferral in an amount equal to 25% of Mr. Sinha’s annual base salary, and the Company agrees to pay to Mr. Sinha such amount provided that Mr. Sinha remains in the employ of the Company on December 31, 2010. For the period commencing January 1, 2009 and ending December 31, 2009, the agreement, as amended, provides for a mandatory deferral in an amount equal to 12.5% of Mr. Sinha’s annual base salary, and the Company agrees to pay to Mr. Sinha such amount provided that Mr. Sinha remains in the employ of the Company on December 31, 2010. For the period commencing January 1, 2010 and ending December 31, 2010, the agreement, as amended, provides for a mandatory deferral in an amount equal to 7.5% of Mr. Sinha’s annual base salary, and the Company agrees to pay to Mr. Sinha such amount provided that Mr. Sinha remains in the employ of the Company on December 31, 2010. The agreement, as amended, provides for, in the event of Mr. Sinha’s death, the payment to Mr. Sinha’s estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Sinha’s death. In the event Mr. Sinha’s employment agreement, as amended, is terminated due to Mr. Sinha’s total disability (as defined in the agreement, as amended,), “for cause” (as defined in the agreement, as amended,) or due to Mr. Sinha’s resignation, the Company is obligated to pay Mr. Sinha the amount of compensation that is accrued and unpaid through the date of termination. In addition, in the event of Mr. Sinha’s total disability (as defined in his employment agreement, as amended), the Company is obligated to continue to pay Mr. Sinha’s base salary for the 12-month period immediately subsequent to the date of determination of such total disability. Mr. Sinha will be required to repay to the Company the full amount of his signing bonus if he is discharged “for cause” and a pro rata portion of the signing bonus for the portion of the term that he did not fulfill if he resigns. In the event Mr. Sinha’s employment agreement, as amended, is terminated by the Company for any reason (other than “for cause” or due to his death or total disability), the Company is obligated to pay Mr. Sinha an amount equal to the sum of (x) the base salary that would have been paid by the Company pursuant to the agreement, as amended, for the longer of the remainder of the then-current term or 6 months, (y) the cash bonus payable to Mr. Sinha prorated from the commencement of the then-current term through the termination date, and (z) a pro-rata portion of the deferred annual base salary. In the event that there is a “change of control” transaction (as defined in the agreement, as amended), and the Company (other than “for cause,” as defined in the agreement, as amended) or Mr. Sinha (for “good reason,” as defined in the agreement, as amended) terminates the agreement, as amended, Mr. Sinha shall be entitled to an amount equal to three times the total compensation received by Mr. Sinha under the agreement, as amended, for the preceding 12-month period ending on the last previous December 31st, except that in lieu of the actual base salary component received during such period, there shall be substituted the annual base salary to which Mr. Sinha was entitled to as of the date of his termination, unless said amount (or portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, in which case the payment to Mr. Sinha shall be reduced to the maximum amount that is tax deductible to the Company under Section 280G of the Code.

          Robert Schmertz. In April 2002, the Company entered into an employment agreement with Robert Schmertz pursuant to which Mr. Schmertz agreed to serve as President of Steve Madden Wholesale Women’s Division and Brand Manager for Steven Madden, Ltd. The agreement was extended in March 2005 and again in March 2007. The term of Mr. Schmertz’s employment under his employment agreement (as extended) commenced on April 1, 2002 and ends on December 31, 2009. Mr. Schmertz received a signing bonus of $500,000 upon the execution of the March 2007 extension and 100,000 shares of restricted stock, which vests in equal parts on each of the first five anniversaries of February 27, 2007, pursuant to the 2006 Plan, as amended. The Company agreed to pay Mr. Schmertz an annual salary of $600,000. Under the terms of the agreement as extended, the Company shall pay Mr. Schmertz a discretionary bonus in an amount determined solely by the Company’s Board of Directors. In the event of Mr. Schmertz’s death, the Company is obligated to continue to pay Mr. Schmertz’s estate 50% of his base salary for the 12-month period immediately subsequent to the date of his death. In the event of a “change of control” and the termination of Mr. Schmertz thereafter other than “for cause” (as defined in the agreement), Mr. Schmertz will be entitled to receive an amount equal to the lesser of (i) the average amount of total compensation actually received by Mr. Schmertz for the preceding three calendar years multiplied by 3 or (ii) the maximum amount which is tax deductible to the Company under Section 280G of the Code.

          Amelia Newton Varela. In October 2004, the Company entered into an employment agreement with Amelia Newton Varela, pursuant to which Ms. Varela agreed to serve as Executive Vice President of Wholesale Sales. In April 2008, the Company entered into a new employment agreement with Ms. Varela, pursuant to which Ms. Varela agreed to serve as Executive Vice President of Wholesale and Retail. The term of Ms. Varela’s employment under this employment agreement commenced on April 29, 2008 and ends on December 31, 2010. Pursuant to the employment agreement, on April 29, 2008, Ms. Varela was granted an option to purchase 50,000 shares of the Company’s Common Stock at an exercise price of $19.32 per share. The option is exercisable until April 29, 2015 to the extent of 10,000 shares on each of April 29, 2009, April 29, 2010, April 29, 2011, April 29, 2012 and April 29, 2013. Further, in the event that Ms. Varela is still employed by the Company (i) on April 1, 2009, she will be granted an option to purchase 25,000 shares of Common Stock of the Company, and (ii) on April 1, 2010, she will be granted an option to purchase 25,000 shares of Common Stock of the Company. Such options shall vest 20% each year for five years, commencing on the first anniversary date of the grant of the options, have a term of seven years and have an exercise price equal to the market price on the grant date. The Company agreed to pay Ms. Varela an annual base salary of $350,000 from January 1, 2008 through December 31, 2008 and $400,000 from January 1, 2009 through December 31, 2010. Under the terms of the agreement, the Company agreed to pay Ms. Varela an annual bonus for each of 2008, 2009 and 2010 in an amount equal to 2% of the increase, if any, in Wholesale Footwear division EBIT for that year over Wholesale Footwear division EBIT for the immediately prior year, plus 1.5% of the increase, if any, in Retail division EBIT for that year over Retail division EBIT for the immediately prior year. If Ms. Varela is still employed by the Company on December 31, 2010, she will also be entitled to a bonus of $200,000. In the event that Ms. Varela’s employment agreement is terminated due to Ms. Varela’s disability (as defined in the agreement) or death, the Company is obligated to pay Ms. Varela (or her estate) the amount of accrued and unpaid salary through the date of termination plus any accrued and unpaid bonus amounts for the year prior to termination. The Company may terminate the agreement for cause (as defined in the agreement)

or without cause. In the event that Ms. Varela’s employment is terminated by the Company for cause, the Company will have no further obligations to Ms. Varela, and Ms. Varela will be entitled to no further compensation from the Company, except for any accrued and unpaid salary through the date of her termination. In the event that Ms. Varela’s employment is terminated by the Company without cause, she will be entitled to (i) salary payments, at the regular intervals of payment, from the date of termination through the date the employment agreement would have otherwise terminated but for the involuntary termination plus (ii) any accrued and unpaid bonus amounts for the year prior to termination. In the event that Ms. Varela’s employment is terminated by the Company without cause during the period commencing 30 days prior to a change of control (as defined in the agreement) and ending 180 days following a change of control, she is entitled to receive an amount equal to the lesser of (1) the average amount of total compensation actually received by her during the preceding three calendar years multiplied by 3, or (2) the maximum amount that is tax deductible to the Company under Section 280G of the Code.

GRANTS OF PLAN-BASED AWARDS IN THE 2008 FISCAL YEAR

          The following table sets forth information concerning awards under the Company’s equity and non-equity incentive plans granted to each of the Named Executive Officers in the 2008 Fiscal Year, including performance-based awards and those using time-based vesting.

          Following the table is a discussion of material factors related to the information disclosed in the table.

								All Other Stock Awards Number of Shares of Stock or Units	All Other Option Awards Number of Securities Underlying Options		Exercise Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards

Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum

Ed Rosenfeld	3/24/2008							0	40,000	(1)	18.17	233,328.00
Awadesh Sinha	10/3/2008							0	50,000	(2)	23.46	439,143.00
Amelia Newton Varela	4/29/2008							0	50,000	(3)	19.32	351,278.00

(1) Mr. Rosenfeld was awarded stock options for 40,000 shares of Common Stock on March 24, 2008. One-fifth of such options shall vest on each of the first five anniversaries of March 24, 2008. The stock options were granted pursuant to the Company’s 2006 Stock Incentive Plan.

(2) Mr. Sinha was awarded stock options for 50,000 shares of Common Stock on October 3, 2008. One-third of such options shall vest on each of the first three anniversaries of October 3, 2008. The stock options were granted pursuant to the Company’s 2006 Stock Incentive Plan.

(3) Ms. Varela was awarded stock options for 50,000 shares of Common Stock on April 29, 2008. One-fifth of such options shall vest on each of the first five anniversaries of April 29, 2008. The stock options were granted pursuant to the Company’s 2006 Stock Incentive Plan.

Plan-Based Awards

          1999 Stock Plan

As of March 15, 1999, the Board of Directors of the Company adopted the 1999 Stock Plan (the “1999 Plan”), and on June 4, 1999 the Company’s stockholders approved the adoption of the 1999 Plan. Since its adoption, the 1999 Plan has been amended, with stockholder approval, to (i) increase the number of shares subject to the plan, (ii) provide that the exercise price of an option granted under the 1999 Plan shall be no less than the fair market value of the Common Stock on the date of grant (except to the extent otherwise provided in agreements with the Company dated prior to the effective date of the amendment), and (iii) prohibit the Board from amending the terms of any option granted pursuant to the 1999 Plan to reduce the option price. The purpose of the 1999 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. As of March 31, 2009, options to purchase 366,050 shares of Common Stock were outstanding. No additional options will be granted under the 1999 Plan.

          2006 Stock Incentive Plan

          As of March 10, 2006, the Board of Directors of the Company adopted the 2006 Plan, and on May 26, 2006 the Company’s stockholders approved the adoption of the 2006 Plan. Amendment number one to the 2006 Plan was adopted by the Board of Directors on April 25, 2007, subject to stockholder approval at the 2007 annual meeting of the Company’s stockholders. On May 25, 2007, the Company’s stockholders approved amendment number one to the 2006 Plan. Amendment number two to the 2006 Plan was adopted by the Board of Directors on April 29, 2008. The amended and restated Steven Madden, Ltd. 2006 Stock Incentive Plan was adopted by the Board of Directors on April 6, 2009, subject to stockholder approval at the Annual Meeting. See “Proposal Two.” The purpose of the 2006 Plan, as amended and restated, is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants and non-employee directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

          The maximum number of shares of Common Stock available for issuance under the 2006 Plan, as amended by amendment number one to the 2006 Plan, is 1,550,000 shares. As of March 31, 2009, there were outstanding 295,833 unvested shares of restricted stock and options to purchase 422,000 shares of Common Stock; options have been exercised, or restricted stock has vested, with respect to 377,030 shares of Common Stock; and 455,138 shares of Common Stock remained available for grant under the 2006 plan.

OUTSTANDING EQUITY AWARDS AT END OF THE 2008 FISCAL YEAR

          The following table sets forth information concerning unexercised stock options, restricted stock that has not vested and stock awards outstanding for each of the Named Executive Officers as of the end of the 2008 Fiscal Year.(1)

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexcercised Options - Excercisable	Number of Securities Underlying Unexcercised Options - Unexcercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexcercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Jamieson A. Karson (1)	—	—		—	—	—

Ed Rosenfeld	7,500	—			12.3133	7/6/2015	23,500	(3)	501,020
		40,000	(2)		18.1700	3/24/2015

Arvind Dharia	60,000	—			13.9000	9/9/2010	22,000	(4)	469,040
	60,001	—			13.0533	7/6/2011
	8,445	—			11.8400	5/27/2015

Awadhesh Sinha		50,000	(5)		23.4600	10/3/2015	15,000	(6)	319,800

Robert Schmertz	50,000	—			12.6533	5/17/2012	95,000	(7)	2,025,400

Amelia Newton Varela	—	50,000	(8)		19.3200	4/29/2015	15,000	(9)	319,800

(1) Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”). Pursuant to the Mutual Release, Mr. Karson’s unvested restricted stock awards granted under the Restricted Stock Agreements dated as of March 24, 2006 and March 27, 2007, vested, such that all restrictions on the remaining 42,500 shares granted under such Restricted Stock Agreements lapsed. As of December 31, 2008, there were no awards outstanding.

(2) Mr. Rosenfeld was awarded stock options for 40,000 shares of Common Stock pursuant to the Company’s 2006 Stock Incentive Plan on March 24, 2008. One-fifth of such options shall vest on each of the first five anniversaries of March 24, 2008.

(3) Mr. Rosenfeld was awarded 15,000 shares of restricted stock on March 20, 2006. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first four anniversaries of March 20, 2006. Mr. Rosenfeld was awarded 20,000 shares of restricted stock on March 6, 2007. One-fifth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first five anniversaries of March 6, 2007.

(4) Mr. Dharia was awarded 12,000 shares of restricted stock on March 24, 2006. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first four anniversaries of March 24, 2006. Mr. Dharia was awarded 20,000 shares of restricted stock on March 6, 2007. One-fifth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first five anniversaries of March 6, 2007.

(5) Mr. Sinha was awarded stock options for 50,000 shares of Common Stock pursuant to the Company’s 2006 Stock Incentive Plan on October 3, 2008. One-third of such options shall vest on each of the first three anniversaries of October 3, 2008.

(6) Mr. Sinha was awarded 30,000 shares of restricted stock on April 25, 2007. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of September 19, 2007 and the next three anniversaries of September 19, 2007.

(7) Mr. Schmertz was awarded 30,000 shares of restricted stock on March 20, 2006. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first four anniversaries of March 20, 2006. Mr. Schmertz was awarded 100,000 shares of restricted stock on March 9, 2007. One-fifth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first five anniversaries of March 9, 2007.

(8) Ms. Varela was awarded stock options for 50,000 shares of Common Stock pursuant to the Company’s 2006 Stock Incentive Plan on April 29, 2008. One-fifth of such options shall vest on each of the first five anniversaries of April 29, 2008.

(9) Ms. Varela was awarded 30,000 shares of restricted stock on March 20, 2006. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first four anniversaries of March 20, 2006.

OPTION EXERCISES AND STOCK VESTED IN THE 2008 FISCAL YEAR

          The following table sets forth information concerning stock options exercised and restricted stock vested during the 2008 Fiscal Year by each of the Named Executive Officers. The value realized from exercised options is deemed to be the market value of the Common Stock on the date of exercise, less the exercise price of the option, multiplied by the number of shares underlying the option. The value realized from vested restricted stock is deemed to be the market value of the Common Stock on the date of vesting multiplied by the number of shares.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

Jamie Karson (1)	0	0	42,500	772,225

Ed Rosenfeld	0	0	7,750	132,685

Arvind Dharia	64,797	983,136	7,000	121,270

Awadhesh Sinha	0	0	7,500	207,000

Robert Schmertz	0	0	27,500	467,650

Amelia Newton Varela	0	0	7,500	131,850

(1) Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”). Pursuant to the Mutual Release, the Company vested Mr. Karson’s restricted stock awards granted under the Restricted Stock Agreements dated as of March 24, 2006 and March 27, 2007 such that all restrictions on such shares lapsed.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

          The Company’s employment agreements with the Named Executive Officers provide for payments to such persons upon termination or a change in control of the Company. See “—Employment Arrangements.”

          The amounts set forth in the table below shall be paid to the respective Named Executive Officer if such Named Executive Officer’s employment is terminated by the Company under the various scenarios set forth below.

NAME AND PRINCIPAL POSITION	CASH PAYMENT ($)		CONTINUATION OF MEDICAL / WELFARE BENEFITS (PRESENT VALUE) ($)		ACCELERATION AND CONTINUATION OF EQUITY AWARD ($)		SETTLEMENT OF DEFERRED COMPENSATION ARRANGEMENTS ($)	OTHER COMPENSATION ($)	CUTBACK OF BENEFITS UPON A CHANGE OF CONTROL ($)	TOTAL TERMINATION BENEFITS ($)

TERMINATION DUE TO DEATH
Edward Rosenfeld	—									—
Arvind Dharia	457,406	(1)	10,000							467,406
Awadhesh Sinha	540,000	(2)	10,000							550,000
Robert Schmertz	300,000	(3)								300,000
Amelia Newton Verela	—									—

TERMINATION DUE TO TOTAL DISABILITY
Edward Rosenfeld	—									—
Arvind Dharia	457,406	(1)	90,000	(4)						547,406
Awadhesh Sinha	540,000	(2)								540,000
Robert Schmertz	—									—
Amelia Newton Verela	—									—

TERMINATION FOR CAUSE; RESIGNATION
Jamieson A. Karson (5)
Edward Rosenfeld	—		—		—		—	—	—	—
Arvind Dharia	—		—		—		—	—	—	—
Awadhesh Sinha	—		—		—		—	—	—	—
Robert Schmertz	—		—		—		—	—	—	—
Amelia Newton Verela	—		—		—		—	—	—	—

TERMINATION OTHER THAN FOR CAUSE
Edward Rosenfeld	400,000	(6)			—		—	—	—	400,000
Arvind Dharia	457,406	(1)	90,000	(4)	—		—	—	—	547,406
Awadhesh Sinha	1,080,000	(7)			—		—	—	—	1,080,000
Robert Schmertz	—		—		—		—	—	—	—
Amelia Newton Verela	1,050,000	(8)			—		—	—	—	1,050,000

TERMINATION UPON A CHANGE OF CONTROL
Edward Rosenfeld	306,560	(9)			627,020	(10)			(599,981)	933,580
Arvind Dharia	1,372,218	(12)	270,000	(13)	469,040	(10)			—	2,111,258
Awadhesh Sinha	1,630,500	(14)	40,500	(15)	319,800	(10)			—	1,990,800
Robert Schmertz	2,113,859	(16)			2,025,400	(10)			(1,307,131)	4,139,259
Amelia Newton Verela	2,238,978	(17)			419,800	(10)			(1,104,011)	2,658,778

(1)	Consists of Mr. Dharia’s 2008 base salary of $457,406.
(2)	Consists of Mr. Sinha’s 2008 base salary at December 31, 2008 ($540,000).
(3)	Consists of 6 months of Mr. Schmertz’s base salary at December 31, 2008 ($600,000).
(4)	Consists of one times the sum of Mr. Dharia’s life insurance payment ($80,000 per year) plus medical benefits ($10,000 per year).
(5)

Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”). Pursuant to the Mutual Release, the Company shall consider Mr. Karson’s resignation to be a termination without “cause” (as defined under Mr. Karson’s amended and restated employment agreement) by the Company and agreed to pay Mr. Karson the sum of $4,000,000 on April 1, 2008. Also pursuant to the Mutual Release, the Company vested Mr. Karson’s restricted stock awards granted under the Restricted Stock Agreements dated as of March 24, 2006 and March 27, 2007 such that all restrictions on such shares lapsed.

(6)	Consists of Mr. Rosenfeld’s 2008 base salary of $400,000.
(7)	Consists of two times Mr. Sinha’s 2008 base salary at December 31, 2008 ($540,000).
(8)

Consists of Ms. Varela’s base salary for the years ended December 31, 2009 ($400,000) and December 31, 2010 ($400,000). In addition, Ms. Varela had a bonus payable of $250,000, and this bonus would have been paid irrespective of a hypothetical Change of Control.

(9)

Consists of three times the average amount of total compensation Mr. Rosenfeld actually received for the preceding three calendar years. Upon a hypothetical December 31, 2008 change of control, this amount would have been reduced by $599,981 (i.e. cutback) to reflect the maximum amount which would be tax deductible by the Company. (10) The amount disclosed represents the total value of the restricted stock and stock options which would have received accelerated vesting upon a hypothetical change in control on December 31, 2008. (11) The total amount does not include the cutback amount.

(10)

The amount disclosed represents the total value of the restricted stock and stock options which would have received accelerated vesting upon a hypothetical change in control on December 31, 2008. (11) The total amount does not include the cutback amount.

(11)	The total amount does not include the cutback amount.
(12)

Consists of three times the total compensation Mr. Dharia actually received for the preceding twelve calendar months. On December 31, 2008 there was no bonus amount payable. Upon a change in control, Mr. Dharia is subject to a cutback for any payment that is not tax deductible by the Company. Upon a hypothetical December 31, 2008 change of control no payments to Mr. Dharia would have been subject to the cutback.

(13)	Consists of three times the sum of Mr. Dharia’s life insurance payment ($80,000 per year) plus medical benefits ($10,000 per year).
(14)

Consists of three times the total compensation Mr. Sinha actually received for the preceding twelve calendar months. On December 31, 2008 there was no bonus amount payable. Upon a change in control, Mr. Sinha is subject to a cutback for any payment that is not tax deductible by the Company. Upon a hypothetical December 31, 2008 change of control, no payments to Mr. Sinha would have been cutback.

(15)	Consists of three times the sum of Mr. Sinha’s life insurance payment ($3,500 per year) plus medical benefits ($10,000 per year).
(16)

Consists of three times the average amount of total compensation Mr. Schmertz actually received for the preceding three calendar years. Upon a hypothetical December 31, 2008 change of control, this amount would have been reduced by $1,307,131 (i.e. cutback) to reflect the maximum amount which would be tax deductible by the Company.

(17)

Consists of three times the average amount of total compensation Ms. Varela actually received for the preceding three calendar years. Upon a hypothetical December 31, 2008 change of control, this amount would have be reduced by $1,104,011 (i.e. cutback) to reflect the maximum amount which would be tax deductible by the Company.

COMPENSATION OF DIRECTORS IN THE 2008 FISCAL YEAR

          The following table sets forth information concerning the compensation of the Company’s non-employee directors in the 2008 Fiscal Year.

          Following the table is a discussion of material factors related to the information disclosed in the table.

	Fees earned or paid in cash	Stock Awards $		Option Awards $		Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation		Total $

		0						0		0
Marc S. Cooper (1)	10,000	0						0		10,000
John L. Madden	66,250	21,749	(2)					821,789	(3)	909,786
Peter Migliorini	118,750	43,498	(4)					0		162,244
Richard P. Randall	111,250	43,498	(5)					0		154,743
Ravi Sachdev	21,250	28,998	(6)					0		50,242
Thomas H. Schwartz	76,250	43,498	(7)					0		119,741
Walter Yetnikoff (8)	230,000	0		116,664	(9)			0		346,664

(1) On February 25, 2008, Mr. Cooper resigned from his position as a director of the Company.

(2) The grant date fair value of such stock award computed in accordance with FAS 123R was $14,070. At December 31, 2008, the aggregate number of shares of restricted stock outstanding was 750, and the aggregate number of stock options outstanding was 40,000.

(3) Includes: (a) the use of a corporate apartment valued at $61,519; (b) $760,270 in fees, travel and insurance allowance paid to JLM Consultants, Inc., a company wholly owned by Mr. Madden, in connection with consulting services for the development of the Company’s international business.

(4) The grant date fair value of such stock award computed in accordance with FAS 123R was $28,140. At December 31, 2008, the aggregate number of shares of restricted stock outstanding was 1,500, and the aggregate number of stock options outstanding was 15,000.

(5) The grant date fair value of such stock award computed in accordance with FAS 123R was $28,140. At December 31, 2008, the aggregate number of shares of restricted stock outstanding was 1,500, and Mr. Randall had no stock options outstanding.

(6) The grant date fair value of such stock award computed in accordance with FAS 123R was $26,790. At December 31, 2008, the aggregate number of shares of restricted stock outstanding was 1,000, and Mr. Sachdev had no stock options outstanding.

(7) The grant date fair value of such stock award computed in accordance with FAS 123R was $28,140. At December 31, 2008, the aggregate number of shares of restricted stock outstanding was 1,500, and Mr. Schwartz had no stock options outstanding.

(8) Effective August 8, 2008, Walter Yetnikoff retired as a director and non-executive Chairman of the Board of the Company.

(9) The grant date fair value of such option award computed in accordance with FAS 123R was $116,664. At December 31, 2008, Mr. Yetnikoff had no stock options outstanding.

          Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board or any of its committees. In 2008, each non-employee director received the following compensation: (i) (A) for independent directors, a grant of 1,500 shares of restricted stock, vesting on the first anniversary of the grant date, and (B) for non-independent directors, a grant of 750 shares of restricted stock, vesting on the first anniversary of the grant date; and (ii) $66,250. In 2008, members of the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee each received an additional $10,000 for services on such committees, except that the audit committee financial expert received $25,000 and the chairperson of the Compensation Committee received $15,000. The Company reimburses directors for any out-of-pocket expenses incurred by them in connection with services provided in such capacity.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          In July 2001, the Company entered into a consulting agreement with Peter J. Solomon & Company, a financial advisory firm of which Marc S. Cooper, a director of the Company until his resignation on February 25, 2008, was a managing director. Under this agreement, the firm provided financial advisory and investment banking services to the Company. This agreement was amended in March 2004. The amended agreement expired on March 31, 2005, but pursuant to its terms was automatically renewed until the Company terminated it on July 11, 2006. In June 2007, the Company entered into a new consulting agreement with Peter J. Solomon & Company, pursuant to which the firm is to provide financial advisory and investment banking services to the Company. This agreement was amended in February 2008, and, as amended, expired on December 31, 2008. The relationship with Peter J. Solomon & Company currently continues on a month-to-month basis. During 2008, the Company paid Peter J. Solomon & Company $46,402 in consulting fees.

          In January 2004, the Company entered into an agreement with John Madden and JLM Consultants, a company wholly-owned by John Madden, one of the Company’s directors, which was amended in 2005. Under this agreement, Mr. Madden provided consulting services with respect to the development of international sales of the Company. This agreement expired on December 31, 2005 but Mr. Madden continued to provide consulting services and the Company continued to make payments consistent with those that would have been required under the expired consulting agreement through December 31, 2007. For the 2008 fiscal year, Mr. Madden has continued to provide consulting services and the Company has continued to make payments for such services. In accordance with the foregoing, JLM Consultants received a commission equal to 2.5% on international sales. JLM Consultants received a monthly draw in the amount of $25,000 with recourse against such commissions, as well as a $1,000 per month travel allowance and $2,812 per month toward health insurance premiums. Pursuant to this arrangement, JLM Consultants received a total of $760,270 in 2008.

          Effective as of July 1, 2005, the Company amended its employment agreement with Steven Madden, pursuant to which Mr. Madden agreed to serve as the Company’s Creative and Design Chief. The term of Mr. Madden’s employment under his amended employment agreement commenced July 1, 2005 and ends on June 30, 2015. The agreement provides for an annual salary of $600,000, with a 7% increase of base salary on a compound basis in each of the third, fifth, seventh and ninth years of the agreement. The agreement also provides for an annual bonus in an amount determined by the Board of Directors, which will be at least 2% of the Company’s EBITDA (the “Annual Bonus”). Additionally, the Company shall pay Mr. Madden an annual cash bonus in relation to “new business” (as defined in the agreement) in an amount to be determined by the Board of Directors, which will be at least (i) 2.5% of new business gross direct revenues, and (ii) 10% of all license or other fee income above $2,000,000 (the “New Business Bonus”). In addition, Mr. Madden is eligible to receive annually an option grant to purchase shares of Common Stock in an amount equal to not less than 100% of the largest aggregate amount of options granted to any other continuing full-time employee of the Company during the annual period; provided, however, that a grant in excess of 150% of the options grant to such other continuing full-time employee shall require shareholder approval. The agreement provides, in the event of Mr. Madden’s death, for the payment to Mr. Madden’s estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Madden’s death. In the event that Mr. Madden’s employment agreement is terminated due to Mr. Madden’s total disability (as defined in the agreement), “for cause” (as defined in the agreement) or due to Mr. Madden’s resignation, the Company is obligated to pay Mr. Madden the amount of compensation that is accrued and unpaid through the date of termination. In the event Mr. Madden’s employment agreement is terminated for any reason (other than “for cause” or due to his death or total disability or due to Mr. Madden’s resignation), the Company is obligated to pay Mr. Madden, in installments, the balance of his base salary that would have been paid by the Company under the agreement for the full term of the agreement. In the event that there is a “change of control” (as defined in the agreement) transaction, all unvested options to purchase shares of Common Stock held by Mr. Madden will vest on the date of termination and Mr. Madden will be entitled to receive a lump sum cash payment equal to (1) the amount of compensation that is accrued and unpaid through the date of termination, (2) an amount equal to the product of (A) the number of years remaining in the term of the agreement (but not less than 5), and (B) the sum of (w) the base salary for the 12-month period ended on the preceding December 31 (or for the 12-month period ending on December 31, 2002, if greater), (x) the amount of the Annual Bonus earned (paid or accrued or which should have been paid or accrued) for the 12-month period ended on the preceding December 31 (or for the 12-month period ended on December 31, 2002, if greater), (y) the non-accountable expense allowance provided for under the agreement for the 12-month period ended on the preceding December 31, and (z) the amount of the New Business Bonus earned (paid or accrued or which should have been paid or accrued) for the 12-month period ended on the preceding December 31 (or for the 12-month period ending on December 31 during the agreement in which Mr. Madden received the greatest New Business Bonus, if greater). Mr. Madden’s employment agreement contains other customary provisions, including provisions regarding expense reimbursement, confidentiality, solicitation and competition. For the fiscal year ending December 31, 2008, Mr. Madden earned (i) $642,000 in base salary, (ii) $200,000 in non-accountable expense allowance, (iii) a bonus of $1,139,020 representing 2% of the Company’s earnings before interest, tax, depreciation and amortization, (iv) a bonus of $3,340,525 earned based on 2.5% of the Company’s new business, and (v) a bonus of $72,744 based on 10% of Royalty/Licensing income over $2,000,000.

          On June 25, 2007, the Company made a loan to Steve Madden, its Creative and Design Chief and a principal shareholder of the Company, in the amount of $3,000,000, in order for Mr. Madden to exercise options that were due to expire and hold the underlying Company stock. Mr. Madden executed a secured promissory note in favor of the Company that bears interest at an annual rate of 8% and originally was due on the earlier of the date Mr. Madden ceases to be employed by the Company or December 31, 2008. An amendment to the note dated December 19, 2007 extended the due date to March 31, 2009. As of December 31, 2008 $370,000 of interest has accrued on the note. Pursuant to a pledge agreement between the Company and Mr. Madden, the note is secured by 510,000 shares of the Company’s common stock. On April 6, 2009, the Note was further amended and restated to (i) extend the due date to the earlier of the date that Mr. Madden ceases to be employed by the Company and June 30, 2015 (the “Maturity Date”), and (ii) amend the rate of interest to accrue at a rate of 8% per annum from June 25, 2007 until April 6, 2009, and 6% per annum from April 7, 2009 until the Maturity Date. Mr. Madden is the brother of John Madden, who has been a director of the Company since the Company’s inception.

          On May 16, 2007, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) whereby it purchased all of the outstanding membership interests of Compo Enhancements, LLC, a provider of e-commerce services to the Company (“Compo”), from its owners Jeffrey Silverman, James Randel, Ron Offir, Godfrey Baker, Alyse Nathan and Andrew Rosca (collectively, the “Owners”). Jeffrey Silverman became President of the Company on May 16, 2007.

          In connection with the Purchase Agreement, on May 16, 2007, the Company also entered into an Earn-Out Agreement with the Owners (the “Earn-Out Agreement”). Pursuant to the Earn-Out Agreement, as additional consideration for their membership interests in Compo, the Owners collectively have the right to two contingent purchase price payments of 168,000 shares of the Company’s common stock, which shall be paid (if at all) if and when the Company achieves (or exceeds), in two consecutive years, beginning with fiscal year 2008 and ending with fiscal year 2012, certain EBIT Goals (as defined in the Earn-Out Agreement) and certain Diluted EPS Goals (as defined in the Earn-Out Agreement), all as specified in the Earn-Out Agreement. Promptly following the execution of the Earn-Out Agreement, the Company purchased, for $200,000, 20.875% of any future earn-out payment from Mr. Randel.

          On December 21, 2007, the Company and Mr. Silverman, and the Company and Mr. Randel, each entered into a Settlement and Release Agreement, dated as of December 18, 2007 (each, a “Settlement Agreement”, and together, the “Settlement Agreements”). Each of the Settlement Agreements provides for: the settlement of all disputes between the parties relating to the pre-May 16, 2007 arrangement between Compo and the Company (the “Pre-Transaction Arrangement”); the forgiveness by the Company of all amounts in respect of the Working Capital Refund (as such term is defined in the Purchase Agreement) that Messrs. Silverman and Randel may be obligated to pay under the Purchase Agreement; and the payment by the Company of certain amounts owed by Compo to the U.S. Customs Service and several vendors to Compo. In addition, the Company and Mr. Silverman agreed that the Company would have no further obligation to Mr. Silverman under the Earn-Out Agreement, and the Company would pay $600,000 to Mr. Silverman on June 30, 2008. Mr. Randel released the Company and others from any claims arising from or related to the Pre-Transaction Arrangement. Mr. Silverman and Mr. Randel released the Company and others (and the Company released Mr. Silverman, Mr. Randel and others) from any claims arising from or related to the Earn-Out Agreement, the Purchase Agreement, the Pre-Transaction Arrangement and all other matters and events arising prior to the date of the Settlement Agreement.

          Pursuant to the terms and conditions of a Termination Agreement, dated April 11, 2008, between Mr. Silverman and the Company, Mr. Silverman resigned from his position as President of the Company effective as of April 4, 2008. Pursuant to such Termination Agreement, (i) the Company agreed to accelerate to April 19, 2008 the $600,000 payment due to Mr. Silverman on June 30, 2008 pursuant to the terms and conditions of the Settlement Agreement between the Company and Mr. Silverman, and (ii) the Company and Mr. Silverman agreed to release each other from claims which may arise from events occurring prior to the date of the Termination Agreement. In addition, the Company retained Mr. Silverman to act as a consultant to the Company in connection with the Company’s on-line and internet business operations for the period beginning April 19, 2008 and ending June 30, 2008. In consideration of such services, Mr. Silverman received $140,769.23.

          Effective March 24, 2008, Jamieson A. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into the Mutual Release with the Company. See “-- Employment Arrangements.”

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

          The Company’s written Conduct Code and “Employee Handbook” prohibit all conflicts of interest. Under the Conduct Code, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with the interests of the Company. The Company’s prohibition on conflicts of interest under the Conduct Code includes any related person transaction.

          Related person transactions must be approved by the Board, or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or committee will consider all relevant factors, including as applicable (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties or, in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

          The Company has multiple processes for reporting conflicts of interests, including related person transactions. Under the Conduct Code, all employees are required to report any actual or apparent conflict of interest, or potential conflict of interest, to management. The chief financial officer quarterly distributes a questionnaire to the Company’s executive officers and management personnel and annually distributes a questionnaire to the members of the Board of Directors requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests, which information is then reviewed for any conflicts of interest under the Conduct Code.

          The Audit Committee, Disclosure Committee and Board of Directors discuss the related party transactions and they are reviewed as part of the Forms 10-K and 10-Q review process, including related party transaction disclosures.

          If a director is involved in the transaction, he will be recused from all discussions and decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of the Record Date (unless otherwise indicated) with respect to the beneficial ownership of Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the directors and the Named Executive Officers; and (iii) the Company’s executive officers and directors as a group. A person is deemed to be a beneficial owner of any securities which that person has the right to acquire within 60 days. See “Compensation of Directors and Executive Officers.”

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class

Jamieson Karson	0	*	(3)
Edward R. Rosenfeld	55,833	*	(4)
Arvind Dharia	160,446	*	(5)
Awadhesh Sinha	30,000	*	(6)
Robert Schmertz	180,000	1.00%	(7)
Amelia Varela	40,000	*	(8)
John Madden	40,750	*	(9)
Peter Migliorini	16,500	*	(10)
Richard Randall	3,000	*	(11)
Thomas Schwartz	30,400	*	(12)
Ravi Sachdev	1,000	*	(13)
Steve Madden	2,022,580	11.26%	(14)
BOCAP Corp	1,214,000	6.77%	(15)
Barclays Global Investors, N.A.	1,054,976	5.90%	(16)
Directors and Executive Officers as a Group (Ten persons) (17)	557,929	3.07%	(18)

* indicates beneficial ownership of less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104.

(2) Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-K of the Securities Act of 1933 and Rule 13d-3 of the Securities Exchange Act, and based upon 17,938,562 shares of Common Stock outstanding (excluding treasury shares) as of the Record Date.

(3) Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company.

(4) Mr. Rosenfeld’s beneficial ownership includes (i) 20,833 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (ii) 15,750 shares of restricted stock; and (iii) 19,250 shares held by Mr. Rosenfeld.

(5) Includes (i) 128,446 shares of Common Stock issuable upon the exercise of options held by Mr. Dharia; (ii) 18,000 shares of restricted stock; and (iii) 14,000 shares held by Mr. Dharia.

(6) Mr. Sinha’s beneficial ownership includes: (i) 15,000 shares of restricted stock; and (ii) 15,000 shares held by Mr. Sinha.

(7) Includes (i) 50,000 shares of Common Stock issuable upon the exercise of options held by Mr. Schmertz; (ii) 67,500 shares of restricted stock; and (iii) 62,500 shares held by Mr. Schmertz.

(8) Ms. Varela’s beneficial ownership includes (i) 10,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (ii) 7,500 shares of restricted stock; and (iii) 22,500 shares held by Ms. Varela.

(9) Mr. Madden’s beneficial ownership includes (i) 40,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; and (ii) 750 shares of restricted stock.

(10) Mr. Migliorini’s beneficial ownership includes (i) 15,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; and (ii) 1,500 shares of restricted stock.

(11) Mr. Randall’s beneficial ownership includes 1,500 shares of restricted stock. Mr. Randall’s beneficial ownership also includes 1,500 shares held by Mr. Randall which are pledged as collateral to Merrill Lynch.

(12) Mr. Schwartz’s beneficial ownership includes: (i) 1,500 shares of restricted stock; and (ii) 28,900 shares held by Mr. Schwartz.

(13) Mr. Sachdev’s beneficial ownership includes 1,000 shares of restricted stock.

(14) Mr. Madden’s beneficial ownership includes (i) 1,214,000 shares of Common Stock held by BOCAP Corp, a corporation wholly owned by Mr. Madden; (ii) 20,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (iii) 96,000 shares of restricted stock; and (iv) 692,580 shares held by Mr. Madden.

(15) BOCAP Corp is a corporation wholly owned by Steve Madden.

(16) Represents beneficial ownership as of April 3, 2009. The address of Barclays Global Investors, N.A. is 400 Howard Street, San Francisco, California 94105.

(17) Does not include Jamieson A. Karson, who resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, effective March 24, 2008.

(18) Includes 264,279 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 130,000 shares of restricted stock.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

          The following table sets forth information as of December 31, 2008 with respect to compensation plans (including individual compensation arrangements) under which shares of Common Stock are authorized for issuance, aggregated as follows:

•	All compensation plans previously approved by security holders; and
•	All compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	772,000	$16.18	486,000

Equity compensation plans not approved by security holders	—	—	—

Total	772,000	$16.18	486,000

PROPOSAL TWO

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR
2006 STOCK INCENTIVE PLAN

          Our stockholders are being asked to approve an amendment and restatement of our 2006 Stock Incentive Plan, as amended (which we refer to in this Proposal as the “2006 Plan”), which was approved by the Board of Directors on April 6, 2009, subject to stockholder approval. The amendment and restatement of the 2006 Plan incorporates the provisions of the 2006 Plan as currently in effect and includes the following key modifications, effective on the date of our 2009 stockholders’ meeting:

•

Adopts an additional 2,514,000 shares of Common Stock to the current share reserve of 1,550,000shares of Common Stock, which reflects the 3-for-2 stock split that became effective May 25, 2006, for a total share reserve under the 2006 Plan of 4,064,000 shares of Common Stock. As described below, we clarified the 2006 Plan in a manner that does not permit liberalized share counting.

•

Implements a “fungible share pool,” under which shares of Common Stock subject to awards under the 2006 Plan that are not appreciation awards (such as restricted stock awards, certain other stock-based awards and performance-based awards) count against the 2006 Plan’s share reserve as 1.78 shares for every share of Common Stock granted.

•

Limits the aggregate grant of awards made under the 2006 Plan granted on and after our 2009 stockholders’ meeting to non-employee directors of the Company and its affiliates to no more than 10% of the total number of shares of Common Stock reserved for awards under the 2006 Plan.

•

Imposes minimum restrictions or vesting conditions, as applicable, on restricted stock awards, other stock-based awards and performance-based awards so that the vesting schedule may not be less than (i) one year from the grant date for performance-based awards and (ii) three years from the grant date for time-vested awards (with restrictions as to no more than 1/3rd of shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided that, the compensation committee of the Board is authorized to provide for earlier lapsing of the restrictions or acceleration of vesting, as applicable, in the event of a change in control of the Company or a participant’s retirement, death or disability. The preceding limitation will not apply with respect to up to 10% (when combined with the 10% limitation for non-employee director award grants discussed above) of the total number of shares of Common Stock reserved for awards under 2006 Plan.

•

Provides that the compensation committee of the Board will be the Committee (as defined below) with respect to the application of the 2006 Plan to non-employee directors (the Board of Directors currently serves as the Committee with respect to the application of the 2006 Plan to non-employee directors).

•	Extends the term of the 2006 Plan through April 6, 2019 (currently the 2006 Plan is scheduled to expire after March 10, 2016).

          In addition to the foregoing, our stockholders are being asked to approve the Section 162(m) performance goals under the 2006 Plan so that certain incentive awards granted under the 2006 Plan to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Code, which otherwise generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and certain other named executive officers. Section 162(m) of the Code generally requires such performance goals to be approved by stockholders every five years.

BACKGROUND OF THE PROPOSAL TO APPROVE THE 2006 PLAN

Under the current terms of the 2006 Plan, the Company has granted, and may continue to grant, options, restricted stock, stock appreciation rights, performance shares, other stock-based awards, and performance-based cash awards to employees, consultants and non-employee directors of the Company and its affiliates. In addition, pursuant to the Company’s 1997 Stock Plan and the Company’s 1999 Stock Plan, as amended, the Company previously granted stock options to certain directors and employees of the Company and its affiliates. On April 7, 2009, the closing sale price for our shares of Common Stock, as reported by NASAQ, was $19.11 per share.

The Board has approved the 2006 Plan in order to enhance the profitability and value of the Company for the benefit of its stockholders by enabling us to offer eligible employees, consultants and non-employee directors of the Company and its affiliates cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Board’s adoption of the Plan is subject to the approval of the Company’s stockholders.

The Board recommends that stockholders approve the 2006 Plan. If the requisite stockholder approval of the 2006 Plan is not obtained, the 2006 Plan will not take effect. If such approval is not obtained, the Company may continue to grant awards separately under the 2006 Plan in accordance with the current terms and the current share reserve under the 2006 Plan.

The affirmative vote of the holders of at least a majority of the outstanding shares of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2006 Plan.

The following description of the 2006 Plan, which takes into account the effect of the amendment and restatement, is a summary of its principal provisions and is qualified in its entirety by reference to the 2006 Plan (a copy of which is appended hereto as Exhibit A).

DESCRIPTION OF THE 2006 PLAN

Administration. The 2006 Plan is administered by a committee, which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required, a non-employee director as defined in Rule 16b-3 of the Exchange Act, an outside director as defined under Section 162(m) of the Code and an independent director as defined under NASD Rule 4200(a)(15) (the “Committee”). Under the 2006 Plan, the Committee administers the 2006 Plan for purposes of awards to employees and consultants of the Company and its affiliates and awards to non-employee directors. Currently, the compensation committee of the Board serves as the Committee under the 2006 Plan.

The Committee has full authority pursuant and subject to the terms of the 2006 Plan to administer and interpret the 2006 Plan, to grant discretionary awards under the 2006 Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2006 Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The Committee has delegated to the Chief Executive Officer of the Company the authority to grant awards under the 2006 Plan to eligible employees and consultants who are not subject to Section 16(b) of the Exchange Act or Section 162(m) of the Code; provided that in no event will the number of shares of Common Stock that may be granted exceed 1,000 shares to any such individual during any fiscal year. The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the 2006 Plan. Awards under the 2006 Plan may not be made on or after April 6, 2019, except that awards (other than stock options or stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code will not be made on or after the first stockholders’ meeting that occurs in the fifth year following the year of the 2006 Plan’s approval by the Company’s stockholders. If the 2006 Plan is approved by our stockholders, the performance goals will be valid until the first stockholders’ meeting in 2014.

Eligibility and Types of Awards. Employees and consultants of the Company or its affiliates and non-employee directors of the Company are eligible to be granted nonqualified stock options, stock appreciation rights, performance shares, restricted stock, other stock-based awards and performance-based cash awards. In addition, the Company’s employees and employees of the Company’s affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the 2006 Plan.

Available Shares. The number of shares of Common Stock issuable under the 2006 Plan is 4,064,000. This number includes our current share reserve of 1,550,000 shares of Common Stock, which reflects the 3-for-2 stock split that became effective May 25, 2006 (the “Stock Split”), and 2,514,000 as an additional amount of new shares of Common Stock.

The maximum number of shares of Common Stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals and intended to satisfy Section 162(m) of the Code that may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 600,000 shares per type of award, subject to a total limit on the number of shares of Common Stock with respect to all awards of 750,000 shares during any fiscal year. There are no annual limits on the number of shares of Common Stock with respect to an award to eligible employees or consultants of restricted stock that is not subject to the attainment of specified performance goals. The maximum number of shares of Common Stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year is 300,000 shares. The maximum number of shares of Common Stock with respect to which any stock option (other than incentive stock options), stock appreciation right, performance share or other stock-based award that may be granted under the Plan during any fiscal year to any non-employee director will be 150,000 shares, which reflects the Stock Split, per type of award. We have not requested an increase to these limits but they reflect the Stock Split. The maximum payment that may be made to an eligible employee or consultant under any performance-based cash award during any fiscal year and subject to the attainment of specified performance goals will be $10,000,000. Awards granted under the 2006 Plan after the our stockholders’ 2009 annual meeting to non-employee directors cannot exceed more than 10% of the total number of shares of Common Stock reserved for awards under the 2006 Plan.

The 2006 Plan requires that the Committee appropriately adjust the above individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award to reflect any change in the Company’s capital structure or business by reason of certain corporate transactions or events.

Under the 2006 Plan, the number of shares of Common Stock available for the purpose of awards under the 2006 Plan are reduced by (i) the total number of options or stock appreciation rights exercised, regardless of whether any of the shares of Common Stock underlying such awards are not actually issued to the participant as the result of a net settlement, (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any award and (iii) any shares of Common Stock repurchased by the Company on the open market with the proceeds of a stock option exercise price.

The Company’s Board commits that for fiscal years 2009, 2010 and 2011, the Company will not grant during such three fiscal years a number of shares of Common Stock subject to options or other awards settled in Common Stock to employees or consultants (whether under the 2006 Plan or any other plan not approved by stockholders, other than a tax qualified plan) such that the average number of shares of Common Stock granted during such three fiscal years will not be greater than the higher of (i) two percent of the Company’s Common Stock outstanding or (ii) the mean plus one standard deviation of its GICS peer group (2520 Consumer Durables and

Apparel). For purposes of calculating the number of shares granted in a year, stock and restricted stock will count as equivalent to (i) 1.5 option shares if the Company’s annual stock price volatility is 54.6% or higher, (ii) 2.0 option shares if the Company’s annual stock price volatility is between 36.1% and 54.6%, (iii) 2.5 option shares if the Company’s annual stock price volatility is between 24.9% and 36.1%, (iv) 3.0 options shares if the Company’s annual stock price volatility is between 16.5% and 24.9%, (v) 3.5 option shares if the Company’s annual stock price volatility is between 7.9% and 16.5%, and (vi) 4.0 option shares if the Company’s annual stock price volatility is less than 7.9%.

Fungible Share Limit. The 2006 Plan provides a “fungible share limit” to manage authorized shares in order to improve the flexibility of awards going forward. Under the 2006 Plan’s fungible share design:

•	shares of Common Stock subject to awards under the 2006 Plan that are not appreciation awards count against the 2006 Plan’s share reserve as 1.78 shares for every share of common stock granted;

•

each share of Common Stock underlying an appreciation award granted under the 2006 Plan that expires, terminates, is cancelled or is forfeited for any reason, is added back to the 2006 Plan’s aggregate maximum share limit and is available for grant under the 2006 Plan; and

•

each share of Common Stock underlying an award that is not an appreciation award that expires, terminates, is cancelled or is forfeited for any reason, is added back to the 2006 Plan’s share reserve as 1.78 shares of Common Stock and is available for grant under the 2006 Plan.

The 2006 Plan’s fungible share limit has the effect of reducing the number of awards under the 2006 Plan that are not appreciation awards because awards under the 2006 Plan that are not appreciation awards count against the 2006 Plan’s share reserve as 1.78 shares for every share of Common Stock granted. Because we have added this fungible share limit, if our stockholders approve the 2006 Plan, the existing share sublimit for awards that are not appreciation awards will be eliminated due to the addition of the fungible share limit.

Awards Under the 2006 Plan. The following types of awards are available under the 2006 Plan:

Stock Options. The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option, which may not exceed seven years (or five years in the case of an incentive stock option granted to a 10% stockholder), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion, provided that no option is exercisable more than seven years after the date the option is granted and, in the case of a ten percent Stockholder, five years from the date an incentive stock option is granted.

Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and condition as a may be acceptable to the Committee.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”). A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed seven years. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the 2006 Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock. The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of award, that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the 2006 Plan and discussed in general below.

Performance Shares. The Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The performance goals for performance shares will be based on one or more of the objective criteria set forth on Exhibit A to the 2006 Plan and discussed in general below. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the 2006 Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the 2006 Plan and discussed in general below.

Performance-Based Cash Awards. The Committee may, subject to limitations under applicable law, make a grant of individual target awards either alone or in tandem with stock options, SARs or restricted stock under the 2006 Plan that are contingent upon the satisfaction of certain pre-established performance goals that are reached within a specified performance period, each of which, together with any other terms and conditions, shall be determined by the Committee in its sole discretion at the time of grant. At the time the performance goals are established, the Committee will prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the performance goals during the calendar year. The Committee may, in its sole discretion, elect to pay a participant an amount that is less than the participant’s individual target award regardless of the degree of attainment of the performance goals; provided that no such discretion to reduce a performance-based cash award earned based on achievement of the applicable performance goals will be permitted for a calendar year in which a change in control occurs. The performance goals for performance-based cash awards will be based on one or more of the objective criteria set forth on Exhibit A to the 2006 Plan and discussed in general below.

Limitation. Notwithstanding any other provisions in the 2006 Plan or employment agreement, effective on the date of our 2009 stockholders’ meeting, the restrictions or vesting conditions, as applicable, to restricted stock awards, other stock-based awards and performance-based awards granted on and after such date can be no less than (i) one year, if the lapsing of restrictions or vesting schedule, as applicable, is based (in whole or in part) on the attainment of one or more performance goals, and (ii) three years, if the lapsing of restrictions or the vesting schedule, as applicable, is based solely on the continued performance of services by the 2006 Plan participant (with restrictions as to no more than 1/3rd of shares of common stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided that, the Committee is authorized to provide for earlier lapsing of the restrictions or acceleration of vesting, as applicable, in the event of a change in control of the Company or a participant’s retirement, death or disability. The preceding limitation does not apply with respect to up to 10% (when combined with the 10% limitation for non-employee director award grants) of the total number of shares of common stock reserved for awards under Plan.

Performance Goals. The Committee may grant awards of restricted stock, performance shares, performance-based cash awards and other stock-based awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:

•	earnings per share, earnings before interest and taxes or earnings before interest, tax, depreciation and amortization;
•	gross profit or gross profit return on investment;
•	gross margin or gross margin return on investment;
•	operating income, net income, cash flow or economic value added;
•	revenue growth;
•	working capital;
•

specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

•	return on equity, assets or capital;
•	total shareholder return;
•	fair market value of the shares of the Common Stock;
•	market share and/or market segment share;
•	the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends;
•	customer satisfaction, customer loyalty, brand recognition and/or brand acceptance;
•	style indexes;
•	employee retention;
•	number of new patents, new product innovation and/or introduction;
•	product release schedules and/or ship targets; or
•	reduction in expenses and/or product cost reduction through advanced technology.

To the extent permitted by law, the Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including:

•	restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges;
•	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or
•	a change in accounting standards required by generally accepted accounting principles.

Performance goals may also be based on individual participant performance goals, as determined by the Committee, in its sole discretion.

In addition, all performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control. Unless otherwise determined by the Committee at the time of grant or in a written employment agreement that is in effect on the date of the applicable grant and is applicable to a specific award, awards subject to vesting and/or restrictions will not accelerate and vest or cause the lapse of restrictions upon a change in control (as defined in the 2006 Plan) of the Company. Instead, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of the Common Stock paid in a change in control over the exercise price of the award(s), or (iii) cancelled if the price of the Common Stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Amendment and Termination. Notwithstanding any other provision of the 2006 Plan, the Board may at any time amend any or all of the provisions of the 2006 Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the 2006 Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the approval of the Company’s stockholders will be obtained to the extend required by Delaware law, Sections 162(m) and 422 of the Code, The Nasdaq Global Market or the rules of such other applicable stock exchange, as specified in the 2006 Plan.

Repricing Options and Stock Appreciation Rights. Although the current terms of the 2006 Plan do not permit the repricing of stock options and stock appreciation rights, the 2006 Plan includes an additional express prohibition against repricing stock options and stock appreciation rights. The Company may not, without stockholder approval, either (i) reduce the exercise price of an outstanding stock option or stock appreciation right, or (ii) simultaneously cancel stock options or stock appreciation rights for which the exercise price exceeds the then current fair market value of the underlying Common Stock and grant a new stock option or stock appreciation right with an exercise price equal to the then current fair market value of the underlying Common Stock.

Miscellaneous. Awards granted under the 2006 Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences. The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 2006 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of Common Stock acquired upon exercise of the incentive stock option within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of Common Stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year under the 2006 Plan and/or any other stock option plan of the Company or affiliate exceeds $100,000, such options are treated as non-qualified stock options.

Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for Common Stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options. With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of the Company’s officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its named executive officers, other than its chief financial officer, as disclosed in its proxy statement. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period, and if the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. The 2006 Plan is intended to satisfy these requirements with respect to options.

Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2006 Plan are anticipated to be exempt from the requirements of Section 409A of the Code, awards not exempt from Section 409A of the Code are intended to comply with Section 409A of the Code.

The 2006 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2006 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Future 2006 Plan Awards. Except as stated below under the section entitled “New 2006 Plan Benefits with Respect to 2009,” no new equity-based awards have been approved at this time to any employee, officer, non-employee director or consultant. The Company anticipates that other equity-based awards may be granted to the named individuals as well as to other employees, officers, non-employee directors and consultants under the 2006 Plan. However, the amount of shares of Common Stock that may be granted to the named individuals will be based upon various prospective factors, including, the nature of services to be rendered by the Company’s employees, officers, non-employee directors and consultants, and their potential contributions to the Company’s success. Accordingly, actual awards cannot be determined at this time.

NEW 2006 PLAN BENEFITS WITH RESPECT TO 2009.

The terms and number of awards to be granted in the future under the 2006 Plan are to be determined in the discretion of the Committee. Since no other determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to our eligible employees, consultants or non-employee directors cannot be determined at this time.

The affirmative vote of the holders of at least a majority of the outstanding shares of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2006 Plan. The Board recommends that the stockholders vote “for” the approval of the 2006 Plan.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE PLAN.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2009

          The Audit Committee has appointed Eisner LLP as the Company’s independent registered public accounting firm to conduct the audit of the Company’s books and records for the fiscal year ending December 31, 2009. Eisner LLP also served as the Company’s independent registered public accountants for the previous fiscal year.

          Although ratification by stockholders is not required by the Company’s organizational documents or other applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of Eisner LLP as the Company’s independent registered public accountants is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Eisner LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

          Representatives of Eisner LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should they so desire.

REQUIRED VOTE

          The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Audit Committee’s selection of Eisner LLP.

RECOMMENDATION OF THE BOARD OF DIRECTORS

          The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Eisner LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009. Unless marked to the contrary, proxies received from stockholders will be voted in favor of ratifying the appointment of Eisner LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009.

AUDIT FEES

          The aggregate fees billed by Eisner LLP for professional services rendered for the audit of the Company’s annual financial statements for the 2008 Fiscal Year, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2008 Fiscal Year, other statutory and regulatory filings or engagements and the audit of the Company’s internal controls over financial reporting for the 2008 Fiscal Year were $557,983. The comparative amount for the fiscal year ended December 31, 2007 (the “2007 Fiscal Year”) was $529,000.

AUDIT-RELATED FEES

          In addition to Audit Fees, Eisner LLP has billed the Company $25,000, in the aggregate, for Audit Related Fees related to assurance and related services for the 2008 Fiscal Year. These services include, among others, the audit of the Company’s employee benefit plans and other accounting related consultations. The comparative amount for the 2007 Fiscal Year was $105,000.

TAX FEES

During the 2008 Fiscal Year, Eisner LLP billed the Company $231,500, in the aggregate, for services rendered to the Company for tax compliance, tax advice and tax planning. Eisner LLP billed $239,000 for similar services in the 2007 Fiscal Year. These professional services include assistance in the preparation of the Company’s various federal, state and local tax returns, tax consultation and various amendments.

ALL OTHER FEES

          There were no fees billed by Eisner LLP for services rendered to the Company, other than the services described above under Audit Fees, Audit Related Fees and Tax Fees, for the 2008 Fiscal Year or the 2007 Fiscal Year.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

          Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accountants. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services.

          Prior to engagement of the independent auditor for next year’s audit, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those excluded from requiring pre-approval based upon the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act.

          The Audit Committee’s pre-approval policies and procedures are as follows: (a) prior to each fiscal year, the Audit Committee pre-approves a schedule of estimated fees for proposed non-prohibited audit and non-audit services, and (b) actual amounts paid are monitored by financial management of the Company and reported to the Audit Committee.

          All work performed by Eisner LLP as described above under the captions Audit Fees, Audit Related Fees, Tax Fees and All Other Fees has been approved or pre-approved by the Audit Committee pursuant to the provisions of the Audit Committee’s charter. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the independence of Eisner LLP.

          THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

OTHER MATTERS

          At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting in connection therewith, it is intended that the persons named in the accompanying proxy will have discretionary authority to vote the shares which they represent.

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP, PROPOSALS AND SUBMISSIONS FOR THE COMPANY’S 2010 ANNUAL MEETING

          In accordance with Article II, Section 5 of the Company’s By-Laws, director nominations for the 2010 Annual Meeting can only be made by a stockholder of the Company who (A) is a stockholder of record on the date of the giving of the notice of such director nominations and on the record date for the determination of stockholders entitled to vote at such meeting, and (B) complies with the notice requirements and procedures set forth in Article II, Section 5 of the Company’s By-Laws. A stockholder’s notice to the Corporate Secretary with respect to any such nominations must be timely and in proper written form pursuant to Article II, Section 5 of the Company’s By-Laws, including containing certain information concerning the nominating or proposing stockholder and certain information concerning the nominee, and must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s 2009 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to Article II, Section 5 of the Company’s By-Laws in connection with the 2010 Annual Meeting must be received no later than January 22, 2010 and no earlier than December 23, 2009.

          In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2010 Annual Meeting must do so no later than December 10, 2009. In addition, in accordance with Article I, Section 7(f) of the Company’s By-Laws, in order to be properly brought before the 2010 Annual Meeting, a matter must be either (i) specified in the notice of such meeting given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before such meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) specified in a notice in proper written form given by a stockholder of record on the date of the giving of the notice and on the record date for such meeting, which notice conforms to the requirements of Article I, Section 7(f) of the By-Laws and is delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s 2009 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to the foregoing clause (iii) in connection with the 2010 Annual Meeting must be received no later than January 22, 2010 and no earlier than December 23, 2009. In addition, for business to be properly brought before the 2010 Annual Meeting by a stockholder pursuant to the foregoing clause (iii), such stockholder shall have complied with any other applicable requirements, including, but not limited to, the requirements of Rule 14a-8 promulgated by the SEC.

          A copy of the applicable provisions of the Company’s By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth above.

          WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY PROMPTLY. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

STEVEN MADDEN, LTD.

April 9, 2009	By:	/s/ Arvind Dharia

Arvind Dharia
Secretary

EXHIBIT A

i

EXHIBIT A

STEVEN MADDEN, LTD.

2006 STOCK INCENTIVE PLAN

(Amended and Restated Effective May 22, 2009)

ARTICLE I

PURPOSE

          The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors cash and stock based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

          This Plan, in the form set forth herein, is effective as of the Restatement Date (as defined in Article XVII) and is an amendment and restatement of the Steve Madden, Ltd. 2006 Stock Incentive Plan, as amended (the “Initial Plan”), which was initially effective March 10, 2006.

ARTICLE II

DEFINITIONS

          For purposes of this Plan, the following terms shall have the following meanings:

          2.1          “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

          2.2          “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

          2.3          “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

          2.4          “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

          2.5          “Board” means the Board of Directors of the Company.

          2.6          “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

          2.7          “Change in Control” has the meaning set forth in Section 13.2.

          2.8          “Change in Control Price” has the meaning set forth in Section 13.1.

          2.9          “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

          2.10         “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-

3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under NASD Rule 4200(a)(15) or such other applicable stock exchange rule. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

          2.11         “Common Stock” means the Common Stock, $0.0001 par value per share, of the Company.

          2.12         “Company” means Steven Madden, Ltd., a Delaware corporation, and its successors by operation of law.

          2.13         “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

          2.14         “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

          2.15         “Effective Date” means the effective date of this Plan as defined in Article XVII.

          2.16         “Eligible Employees” means each employee of the Company or an Affiliate.

          2.17         “Exchange Act”means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

          2.18         “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

          2.19         “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

          2.20         “GAAP” has the meaning set forth in Section 11.2(c)(ii).

          2.21         “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

          2.22         “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

          2.23         “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

         2.24         “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

          2.25         “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

          2.26         “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

          2.27         “Performance-Based Cash Award” means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

          2.28         “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

          2.29         “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

          2.30         “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

          2.31         “Plan” means this Steven Madden, Ltd. 2006 Stock Incentive Plan, as amended from time to time.

          2.32         “Reference Stock Option” has the meaning set forth in Section 7.1.

          2.33          “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

          2.34         “Restriction Period” has the meaning set forth in Subsection 8.3(a).

          2.35         “Retirement” means a voluntary Termination of Employment at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion at the time of grant or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any Termination with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.

          2.36         “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

          2.37         “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

          2.38         “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

          2.39         “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

          2.40         “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

          2.41         “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

          2.42         “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

          2.43         “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

          2.44         “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

          2.45         “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

          2.46         “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

          2.47         “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

          2.48         “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

          3.1          The Committee. This Plan shall be administered and interpreted by the Committee.

          3.2          Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; (v) Other Stock-Based Awards, and (vi) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

(a)	to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)

to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)

to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f)	to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

(g)

to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with, Section 409A of the Code;

(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i)

to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award; and

(j)

to set the performance criteria and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified performance criteria and to certify the attainment of any such performance criteria; provided, that with regard to any Award that is intended to comply with Section 162(m) of the Code, the applicable performance criteria shall be based on one or more of the performance goals set forth in Exhibit A hereto (“Performance Goals”).

          3.3          Guidelines. Subject to Article XIV hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan; provided, that with regard to any provision of this Plan or any agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

          3.4          Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

          3.5          Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the

By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

          3.6          Designation of Consultants/Liability.

(a)

The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)

The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

          3.7         Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE LIMITATION

          4.1         Shares.

(a)

General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 4,064,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Awards that are not Appreciation Awards shall be counted against this limit as 1.78 shares for every share granted. If any Appreciation Award granted under this Plan expires, terminates, is cancelled or is forfeited for any reason, the number of shares of Common Stock underlying any such Award shall again be available for the purpose of Awards under this Plan and added back to the aggregate maximum limit. If any Awards that are not Appreciation Awards granted under this Plan to a Participant expire, terminate, are cancelled or are forfeited for any reason, 1.78 shares of Common Stock shall again be available for the purposes of Awards under this Plan and added back to the aggregate maximum limit. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Stock Options or Stock Appreciation Rights exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award and (iii) any shares of Common Stock repurchased by the Company on the open market with the proceeds of an Stock Option exercise price.

(b)	Individual Participant Limitations.

          (i)          The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 600,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 750,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

          (ii)         The maximum number of shares of Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights, Performance Shares or Other Stock-Based Awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be 150,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 200,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company, provided further, that, effective on the date of the Company’s 2009 annual stockholders’ meeting, in no event shall the aggregate grant of Awards to Non-Employee Directors granted on and after such date exceed 10% (when combined with the 10% limitation set forth in Sections 8.3(a)(iii), 9.2(f), and 10.2(d) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director’s individual share limitations for both Stock Appreciation Rights and Stock Options.

          (iii)        There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

          (iv)         The maximum number of shares of Common Stock subject to any Award of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 300,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

          (v)         The maximum payment under any Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of Performance Goals in accordance with Section 11.2(c) herein which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $10,000,000.

          (vi)         The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2 Changes.

(a)

The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)

Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

(c)

Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)

In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options or Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XIII shall apply.

          4.3          Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY – GENERAL REQUIREMENTS FOR AWARDS

          5.1          General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of this Plan. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

          5.2          Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

          5.3          General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI

STOCK OPTIONS

          6.1          Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

          6.2          Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant Non-Qualified Stock Options to any Consultant or Non-Employee Director. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

          6.3          Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant,

provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)

Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than seven (7) years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.

(c)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions or as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)

Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)

Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

(f)

Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(g)

Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(h)

Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(i)

Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

          7.1          Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

          7.2          Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)

Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)

Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)

Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

(d)

Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)

Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(f)

Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

          7.3          Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

          7.4          Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)

Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 7 years after the date the right is granted.

(c)

Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)

Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)

Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)

Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

          7.5          Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII

RESTRICTED STOCK

          8.1          Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

          8.2          Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)

Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)

Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)

Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Steven Madden, Ltd. (the “Company”) 2009 Stock Incentive Plan (the “Plan”) and an agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and agreement are on file at the principal office of the Company.”

(d)

Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

          8.3          Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)

Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in a Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. Subject to Section 8.3(a)(iii) of this Plan, in the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(ii) Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

          (iii)         Limitations. Notwithstanding any other provision of this Plan to the contrary, effective on the date of the Company’s 2009 annual stockholders’ meeting, the Restriction Period with respect to any Restricted Stock Award granted on or after such date shall be no less than (A) one year, if the lapsing of restrictions is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the lapsing of restrictions is based solely on the continued performance of services by the Participant (with restrictions as to no more than 1/3rd of the shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided, that, subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier lapsing of restrictions in the event of a Change in Control or a Participant’s retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 4.1(b), Restricted Stock Awards may be granted on or after the date of the Company’s 2009 annual stockholders’ meeting without the foregoing limitations with respect to up to 10% (when combined with the 10% limitation set forth in Sections 4.1(b)(ii), 9.2(f) and 10.2(d) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

(b)

Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)

Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE SHARES

          9.1          Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

          Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified objective performance goals (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

          9.2          Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)

Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

(c)

Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(d)

Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e)

Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)

Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the preceding sentence and any other provision of this Plan to the contrary. Notwithstanding the preceding sentence or any other provision of this Plan, effective on the date of the Company’s 2009 annual stockholders’ meeting, the vesting schedule with respect to any Performance Share Award on or after such date shall be no less than (A) one year, if the vesting period is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the vesting period is based solely on the continued performance of services by the Participant (with restrictions as to no more than 1/3rd of the shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided, that, subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the acceleration of vesting in the event of a Change in Control or a Participant’s retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 4.1(b), Performance Share Awards may be granted on or after the date of the Company’s 2009 annual stockholders’ meeting without the foregoing limitations with respect to up to 10% (when combined with the 10% limitation set forth in Sections 4.1(b)(ii), 8.3(a)(iii) and 10.2(d) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

ARTICLE X

OTHER STOCK-BASED AWARDS

          10.1        Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

          Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

          The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

          10.2        Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)

Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)

Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c)

Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion, in accordance with the terms of this Plan. Subject to Section 10.2(d) of this Plan, in the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)

Limitation. Notwithstanding Section 10.2(c) of this Plan and any other provision of this Plan to the contrary, effective on the date of the Company’s 2009 annual stockholders’ meeting, the vesting schedule with respect to any Other Stock-Based Award on or after such date shall be no less than (A) one year, if the vesting period is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the vesting period is based solely on the continued performance of services by the Participant (with restrictions as to no more than 1/3rd of the shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided, that, subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the acceleration of vesting in the event of a Change in Control or a Participant’s retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 4.1(b), Other Stock-Based Awards may be granted on or after the date of the Company’s 2009 annual stockholders’ meeting without the foregoing limitations with respect to up to 10% (when combined with the 10% limitation set forth in Sections 4.1(b)(ii), 8.3(a)(iii) and 9.2(f) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

(e)

Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

(f)	Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI

PERFORMANCE-BASED CASH AWARDS

          11.1        Performance-Based Cash Awards. Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times at which, such Awards shall be made, the dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the payment of dollar amount under such Awards upon the completion of a specified Performance Period.

          For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

          11.2        Terms and Conditions. Performance-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a)

Vesting of Performance-Based Cash Award. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals established pursuant to Section 11.2(c) are achieved and the percentage of the Participant’s individual target award has been vested and earned.

(b)

Waiver of Limitation. In the event of the Participant’s Retirement (other than with respect to Performance-Based Cash Awards that are intended to comply with Section 162(m) of the Code), Disability or death, or in cases of special circumstances (to the extent permitted under Section 162(m) of the Code with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code), the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

(c)	Objective Performance Goals, Formulae or Standards.

          (i)          The Committee shall establish the objective Performance Goals and the individual target award (if any) applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

          (ii)         The measurements used in Performance Goals set under the Plan shall be determined in accordance with Generally Accepted Accounting Principles (“GAAP”), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m) of the Code.

(d)

Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in accordance with the terms and conditions of the Award agreement. If the Award Agreement does not provide when such amount will be paid, except as provided in the next sentence, such amount shall be paid by no later than the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends; or (ii) two and one-half (2½) months after the expiration of the fiscal year of the Company in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of the payment of all or any portion of any Performance-Based Cash Award as the Committee may determine and prior to the beginning of a Performance Period the Committee may (x) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (y) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. Any Performance-Based Cash Award deferred by a Participant in accordance with the terms and conditions established by the Committee shall not increase (between the date on which the Performance-Based Cash Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Code Section 162(m). To the extent applicable, any deferral under this Section 11.2(d) shall be made in a manner intended to comply with the applicable requirements of Section 409A of the Code.

ARTICLE XII

TERMINATION

          12.1        Termination. The following rules apply with regard to the Termination of a Participant.

(a)	Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

          (i)          Termination by Reason of Death, Disability or Retirement. If a Participant’s Termination is by reason of death, Disability or the Participant’s Retirement, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

          (ii)         Involuntary Termination Without Cause. If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

          (iii)        Voluntary Termination. If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(2) below), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

          (iv)         Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in sub-section (iii) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

          (v)         Unvested Stock Options and Stock Appreciation Rights. Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)

Rules Applicable to Restricted Stock, Performance Shares, Other Stock-Based Awards and Performance-Based Cash Awards. Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares, Other Stock-Based Awards or Performance-Based Cash Awards shall be forfeited

ARTICLE XIII

CHANGE IN CONTROL PROVISIONS

          13.1        Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)

Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto) and for purposes of any Non-Qualified Stock Options and Stock Appreciations Rights, any assumed or substituted Non-Qualified Stock Option or Stock Appreciation Right shall comply with the requirements of Section 409A of the Code and the regulations and guidance issued thereunder.

(b)

The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 13.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)

The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant.

(d)	Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

          13.2        Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement (or other written agreement approved by the Committee including, without limitation, an employment agreement), a “Change in Control” shall be deemed to occur following any transaction if: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the then outstanding securities of the Company (or its successor corporation); provided, however, that a merger or consolidation effected solely to implement a recapitalization of the Company shall not constitute a Change in Control of the Company; or (b) the stockholders of the Company approve a plan of complete liquidation of the Company; provided, that this subsection (b) shall not constitute a Change in Control with respect to the amount of any payment pursuant to an Award under this Plan, or any portion thereof, that is triggered upon a Change in Control and that is intended to constitute “non-qualified deferred compensation” pursuant to Section 409A of the Code; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (ii) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

ARTICLE XIV

TERMINATION OR AMENDMENT OF PLAN

          14.1        Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVI), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, pursuant to the requirements of NASD Rule 4350(i)(1)(A) or such other applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would:

(a)	increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);

(b)	increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(c)	change the classification of Eligible Employees or Consultants eligible to receive Awards under this Plan;

(d)	decrease the minimum option price of any Stock Option or Stock Appreciation Right;

(e)	extend the maximum option period under Section 6.3;

(f)	alter the Performance Goals for the Award of Restricted Stock, Performance Shares or Other Stock-Based Awards subject to satisfaction of Performance Goals as set forth in Exhibit A;

(g)

other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or to cancel outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights;

(h)	award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or

(i)

require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under NASD Rule 4350(i)(1)(A) or other such rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

          The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XV

UNFUNDED PLAN

          15.1        Unfunded Status of Plan. This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XVI

GENERAL PROVISIONS

          16.1        Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

          All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, The Nasdaq Stock Market or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          16.2        Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          16.3        No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

          16.4        Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advance consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

          16.5        No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

          16.6        Listing and Other Conditions.

(a)

Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)

If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)

Upon termination of any period of suspension under this Section 16.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)

A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

          16.7        Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

          16.8        Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

          16.9          Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

          16.10        Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

          16.11        No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

          16.12        Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

          16.13        Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

          16.14        Section 409A of the Code. Although the Company does not guarantee the particular tax treatment of an Award granted under this Plan, Awards made under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and this Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

          16.15        Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

          16.16        Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

          16.17        Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

          16.18        Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XVII

EFFECTIVE DATE OF PLAN

          The Initial Plan was originally adopted by the Board in its resolution adopting the Initial Plan on March 10, 2006 and was thereafter approved by the stockholders of the Company in 2006. The Board subsequently approved this amendment and restatement of the Initial Plan in the form set forth herein (the “Amended and Restated Plan”) subject to, and to be effective upon, the approval of the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware at the Company’s 2009 annual stockholders’ meeting to be held on May 22, 2009 (the “Restatement Date”). If the Amended and Restated Plan is not so approved by the stockholders, all provisions of the Initial Plan shall remain effective.

ARTICLE XVIII

TERM OF PLAN

          No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted by the Board and the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

ARTICLE XIX

NAME OF PLAN

          This Plan shall be known as “The Steven Madden, Ltd. 2006 Stock Incentive Plan.”

EXHIBIT A

PERFORMANCE GOALS

1.

Performance goals established for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards, Performance Shares and/or Performance-Based Cash Awards, each intended to be “performance-based” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals (“Performance Goals”):

(a)	earnings per share;

(b)	operating income;

(c)	net income;

(d)	cash flow;

(e)	gross profit;

(f)	gross profit return on investment;

(g)	gross margin return on investment;

(h)	gross margin;

(i)	working capital;

(j)	earnings before interest and taxes;

(k)	earnings before interest, tax, depreciation and amortization;

(l)	return on equity;

(m)	return on assets;

(n)	return on capital;

(o)	revenue growth;

(p)	total shareholder return;

(q)	economic value added;

(r)

specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the

A

Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

(s)	the fair market value of the shares of the Company’s Common Stock;

(t)	the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends;

(u)	reduction in expenses;

(v)	customer satisfaction;

(w)	customer loyalty;

(x)	style indexes;

(y)	number of new patents;

(z)	employee retention;

(aa)	market share;

(bb)	market segment share;

(cc)	product release schedules;

(dd)	new product innovation;

(ee)	new product introduction;

(ff)	product cost reduction through advanced technology;

(gg)	brand recognition and/or acceptance; or

(hh)	ship targets.

2.

To the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence which the Committee determines should be appropriately excluded or adjusted, including:

(a)

restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

B

(b)	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c)	a change in tax law or accounting standards required by generally accepted accounting principles.

3.	Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.

4.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:

(a)	designate additional business criteria on which the performance goals may be based; or

(b)	adjust, modify or amend the aforementioned business criteria.

C

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

STEVEN MADDEN, LTD. ATTN: ARVIND DHARIA 52-16 BARNETT AVEUE LONG ISLAND CITY, NY 11104	VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

				For		Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:				All		All	Except
1.	Election of Directors
				☐		☐	☐
Nominees

01	Edward R Rosenfeld	02	John L Madden		03	Peter Migliorini		04	Richard P Randall	05	Ravi Sachdev
06	Thomas H Schwartz

The Board of Directors recommends you vote FOR the following proposal(s):											For	Against	Abstain

2

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 STOCK INCENTIVE PLAN TO INCREASE BY 2,514,000 THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN, APPROVE THE PLAN’S PERFORMANCE GOALS AND MAKE OTHER AMENDMENTS, AS DESCRIBED IN THE COMPANY’S PROXY STATEMENT.

											☐	☐	☐

3	RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.										☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournments or postponements thereof.

				Yes		No

Please indicate if you plan to attend this meeting				☐		☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

STEVEN MADDEN, LTD.

May 22, 2009

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com.

STEVEN MADDEN, LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING ONE OF THE BOXES ([FOR]
[WITHHOLD AUTHORITY] [AGAINST] OR [ABSTAIN]) NEXT TO EACH OF THE PROPOSALS

The undersigned stockholder(s) of Steven Madden, Ltd. (the “Company”) hereby appoint(s) Edward R. Rosenfeld and Arvind Dharia, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m., local time, on May 22, 2009 and at any adjournments or postponements thereof, with authority to vote all shares of Common Stock of the Company held or owned by the undersigned on March 23, 2009, in accordance with the directions indicated herein.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE SIX (6) NOMINEES NAMED IN ITEM 1, (2) FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 STOCK INCENTIVE PLAN SET FORTH IN ITEM 2, (3) FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009 SET FORTH IN ITEM 3, AND (4) IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side